As filed with the Securities and Exchange Commission on [      ], 2007
                                    Securities Act Registration No.  333-142250
                  and Investment Company Act of 1940 Registration No. 811-21869
===============================================================================


               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM N-2

          Registration Statement under the Securities Act of 1933 | |



                        Pre-Effective Amendment No. 1 |x|



                         Post-Effective Amendment No. | |


      Registration Statement under the Investment Company Act of 1940 |_|

                              Amendment No. 7 |X|

                        Highland Credit Strategies Fund
      (Exact Name of Registrant as Specified in the Declaration of Trust)
                              Two Galleria Tower
                          13455 Noel Road, Suite 800
                              Dallas, Texas 75240
                   (Address of Principal Executive Offices)
                                (877) 665-1287
             (Registrant's telephone number, including area code)
                          James D. Dondero, President
                        Highland Credit Strategies Fund
                              Two Galleria Tower
                          13455 Noel Road, Suite 800
                              Dallas, Texas 75240
                    (Name and Address of Agent for Service)
                 ____________________________________________
                                  Copies to:

Richard T. Prins, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
                 ____________________________________________
                 Approximate date of proposed public offering:

   From time to time after the effective date of this Registration Statement
                 ____________________________________________

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest
reinvestment plans, check the following box.........|x|


It is proposed that this filing will become effective (check appropriate box):
         |X|  when declared effective pursuant to section 8(c)


       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
=============================================================================================================================
                                                                 Proposed Maximum     Proposed Maximum
                                            Amount Being             Offering              Aggregate           Amount of
Title of Securities Being Registered         Registered           Price per Unit       Offering Price (1)   Registration Fee
Preferred Shares, $0.001 par value            1,000                    $20                $20,000              $6.14
Common Shares, $0.001 par value               1,000                    $20                $20,000              $6.14
-----------------------------------------------------------------------------------------------------------------------------

    (1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

=================================================================================================================================

                        HIGHLAND CREDIT STRATEGIES FUND


                             CROSS REFERENCE SHEET


                             Part A -- Prospectus

                     Items in Part A of Form N-2                                   Location in Prospectus
--------------- ------------------------------------------------------- ----------------------------------------------
Item 1.         Outside Front Cover                                     Cover Page
Item 2.         Cover Pages; Other Offering Information                 Cover Page
Item 3.         Fee Table and Synopsis                                  Prospectus Summary; Summary of Trust Expenses
Item 4.         Financial Highlights                                    Financial Highlights
Item 5.         Plan of Distribution                                    Cover Page; Prospectus Summary; Underwriters
Item 6.         Selling Shareholders                                    Not Applicable
Item 7.         Use of Proceeds                                         Use of Proceeds; Prospectus Summary; The
                                                                        Trust's Investments
Item 8.         General Description of the Registrant                   The Trust; The Trust's Investments; Risks;
                                                                        Description of Capital Structure;
                                                                        Anti-Takeover Provisions in the Agreement
                                                                        and Declaration of Trust; Closed-End Trust
                                                                        Structure;
Item 9.         Management                                              Management of the Trust; Custodian and
                                                                        Transfer Agent; Trust Expenses
Item 10.        Capital Stock, Long-Term Debt, and Other Securities     Description of Capital Structure;
                                                                        Distributions; Dividend Reinvestment Plan;
                                                                        Anti-Takeover Provisions in the Agreement
                                                                        and Declaration of Trust; Tax Matters
Item 11.        Defaults and Arrears on Senior Securities               Not Applicable
Item 12.        Legal Proceedings                                       Not Applicable
Item 13.        Table of Contents of the Statement of Additional        Table of Contents for the Statement of
                Information                                             Additional Information

                                    Part B -- Statement of Additional Information

Item 14.        Cover Page                                              Cover Page
Item 15.        Table of Contents                                       Cover Page
Item 16.        General Information and History                         Not Applicable
Item 17.        Investment Objective and Policies                       Investment Objectives and Restrictions;
                                                                        Investment Policies and Techniques; Other
                                                                        Investment Policies and Techniques;
                                                                        Portfolio Transactions
Item 18.        Management                                              Management of the Trust; Portfolio
                                                                        Transactions and Brokerage
Item 19.        Control Persons and Principal Holders of Securities     Not Applicable
Item 20.        Investment Advisory and Other Services                  Management of the Trust for the Prospectus
                                                                        and Statement of Additional Information;
                                                                        Experts
Item 21.        Portfolio Managers                                      Management of the Trust
Item 22.        Brokerage Allocation and Other Practices                Portfolio Transactions and Brokerage
Item 23.        Tax Status                                              Tax Matters; Distributions
Item 24.        Financial Statements                                    Financial Statements; Independent Auditors'
                                                                        Report

                          Part C -- Other Information


Items 25-34 have been answered in Part C of this Registration Statement

    We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement, if any, or any pricing supplement, if any, to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers; however, the prospectus and any supplements will be updated to reflect any material changes.

PRELIMINARY PROSPECTUS (SUBJECT TO COMPLETION)
ISSUED [         ], 2007



                                  [ ] Shares
                        Highland Credit Strategies Fund
                                 COMMON STOCK
                                PREFERRED STOCK



     Highland Credit Strategies Fund (the "Trust") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Trust's investment objectives are to provide both current income and capital appreciation. The Trust will pursue its objectives by investing primarily in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. Additionally, within the categories of obligations and securities in which the Trust may invest, Highland Capital Management, L.P., the Trust's investment adviser ("Highland" or the "Investment Adviser"), may employ various trading strategies, including capital structure arbitrage, pair trades and shorting. The Trust may also invest in these categories of obligations and securities through the use of derivatives. Highland will seek to achieve its capital appreciation objective by investing in category (iii) and (v) obligations and securities, and to a lesser extent, in category (i), (ii), and (iv) obligations.


         Under normal market conditions, at least 80% of the Trust's assets will be invested in one or more of these principal investment categories. Subject only to this general guideline, Highland has broad discretion to allocate the Trust's assets among these investment categories and to change allocations as conditions warrant. The Investment Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus. A significant portion of the Trust's assets may be invested in securities rated below investment grade, which are commonly referred to as "junk securities." The Investment Adviser does not anticipate a high correlation between the performance of the Trust's portfolio and the performance of the corporate bond and equity markets. There can be no assurance that the Trust's investment objectives will be achieved.

     The Securities and Exchange Commission and state securities regulators have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     We may offer, from time to time, up to $[ ] in aggregate initial offering price of our common stock ($0.001 par value per share (the "Common Shares") or preferred stock ($0.001 par value per share), with a liquidation preference as specified in a prospectus supplement (the "Preferred Shares"), which we refer to in this prospectus collectively as our securities, in one or more offerings. Please carefully read this prospectus and any such supplements together with the additional information described under "Where You Can Find Additional Information" in the "Prospectus Summary" and "Risk Factors" sections before you make an investment decision.

     We may offer our securities directly to one or more purchasers, through agents that we designate from time to time, or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. We may not sell any of our securities through agents, underwriters or dealers without the delivery of a prospectus supplement.

                             _____________________

     We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may request a free copy of the prospectus, prospectus supplement, if any, or, request the Trust's annual and semi-annual reports, request information about the Trust and make shareholder inquiries by calling 1-877-665-1287 or by writing to the Trust at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 or by contacting or by visiting the Trust's web site (http://www.highlandfunds.com). The SEC also maintains a website at www.sec.gov that contains such information.

     You should review the information set forth under "Risk Factors" on page 22 of this prospectus before investing in our securities.

     Our common stock is listed on the New York Stock Exchange under the symbol "HCF." As of [ ], 2007, the last reported -- sale price for our common stock was $[ ].

                             _____________________

                              TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Prospectus Summary..........................................................1
Summary of Trust Expenses...................................................18
Financial Highlights........................................................20
Market and Net Asset Value Information......................................20
Use of Proceeds.............................................................22
The Trust's Investments.....................................................22
Principal Risks of the Trust................................................37
Management of the Trust.....................................................53
Net Asset Value.............................................................54
Distributions...............................................................56
Dividend Reinvestment Plan..................................................57

Description of Capital Structure............................................59

Anti-Takeover Provisions in the Agreement and Declaration of Trust..........67
Closed-End Fund Structure...................................................68
Repurchase of Common Shares.................................................69
Tax Matters.................................................................69
Custodian and Transfer Agent................................................70
Legal Opinions..............................................................70
Privacy Principles of the Trust.............................................70
Table of Contents for the Statement of Additional Information...............B-2

Use of Proceeds.............................................................B-3

Investment Restrictions.....................................................B-3
Investment Policies and Techniques..........................................B-4
Other Investment Policies and Techniques....................................B-12
Management of the Trust.....................................................B-14
Portfolio Transactions and Brokerage........................................B-21
Repurchase of Common Shares.................................................B-21
Tax Matters.................................................................B-22
Experts.....................................................................B-26
Additional Information......................................................B-26

Appendix A..................................................................A-1
Appendix B..................................................................B-1


You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

                              PROSPECTUS SUMMARY


     This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Trust

     Highland Credit Strategies Fund is a non-diversified, closed-end management investment company. The Trust commenced operations in June of 2006 following our initial public offering. Throughout this prospectus, we refer to Highland Credit Strategies Fund simply as the "Trust" or as "we," "us" or "our." See "The Trust."


Investment Objective

     The Trust's investment objectives are to provide both current income and capital appreciation by investing at least 80% of its assets in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. Additionally, within the categories of obligations and securities in which the Trust invests, Highland Capital Management, L.P., the Trust's investment adviser ("Highland" or the "Investment Adviser"), employs various trading strategies, including but not limited to, capital structure arbitrage, pair trades and shorting. The Trust may also invest in these categories of obligations and securities through the use of derivatives. Highland will seek to achieve its capital appreciation objective by investing in category (iii) and (v) obligations and securities, and to a lesser extent, in category (i), (ii), and (iv) obligations. Under normal market conditions, at least 80% of the Trust's assets are invested in one or more of these principal investment categories. Subject only to this general guideline, the Investment Adviser, has broad discretion to allocate the Trust's assets among these investment categories and to change allocations as conditions warrant. The Investment Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus. A significant portion of the Trust's assets may be invested in securities rated below investment grade, which are commonly referred to as "junk securities." The Investment Adviser does not anticipate a high correlation between the performance of the Trust's portfolio and the performance of the corporate bond and equity markets. The investment objectives may be changed without shareholder approval. There can be no assurance that the Trust's investment objectives will be achieved. See "The Trust's Investments-Investment Objectives and Policies."


Investment Policies and Strategies

     Under normal market conditions, the Investment Adviser invests across various markets in which the Investment Adviser holds significant investment experience: primarily the leveraged loan, high yield, structured products and stressed and distressed markets. Highland makes investment decisions based on quantitative analysis, which employs sophisticated, data-intensive models to drive the investment process. The Investment Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus.


     The Investment Adviser uses trading strategies to exploit pricing inefficiencies across the credit markets, or debt markets, and within an individual issuer's capital structure. The Trust varies its investments by strategy, industry, security type and credit market, but reserves the right to re-position its portfolio among these criteria depending on market dynamics, and thus the Trust may experience high portfolio turnover. The Investment Adviser manages interest rate, default, currency and systemic risks through a variety of trading methods and market tools, including derivative hedging instruments, as it deems appropriate.


     This multi-strategy investment program allows the Investment Adviser to assess what it considers to be the best opportunities across multiple markets and to adjust quickly the Trust's trading strategies and market focus to changing conditions. The Investment Adviser focuses primarily on the U.S. marketplace, but may pursue opportunities in the non-U.S. credit or securities markets by investing up to 20% of the Trust's assets in non-U.S. credit or securities market investments.


     The Trust benefits from Highland's industry-focused investment staff and specialist trading skills as well as its years of investment experience (since
1993) in leveraged loan, high yield, structured products and stressed and distressed markets. In finding opportunities, the Investment Adviser looks to utilize its investment staff of approximately seventy-nine (79) credit investment professionals who actively monitor approximately 1,200 companies. Their monitoring of the market and existing positions assists the Investment Adviser in obtaining timely and high-quality information on prospective investments. Additionally, the Investment Adviser has senior professionals that focus on individual credit markets, such as the stressed and distressed or structured products segments. This broad staff of industry, product and market specialists differentiates the Investment Adviser from numerous other funds' other investment advisers that rely on a limited number of investment professionals working in a more generalist capacity. The Investment Adviser believes that credit investing is a due-diligence intensive process that requires long-term committed resources to industry, product and market specialization so that investment decisions are proactive as opposed to reactive in nature.


     The Trust invests and trades in listed and unlisted, public and private, rated and unrated, debt and equity instruments and other obligations, including structured debt and equity instruments as well as financial derivatives. Investments may include investments in stressed and distressed positions, which may include publicly-traded debt and equity securities, obligations which were privately placed with banks, insurance companies and other lending institutions, trade claims, accounts receivable and any other form of obligation recognized as a claim in a bankruptcy or workout process. The Trust may invest in securities traded in foreign countries and denominated in foreign currencies.


     As part of its investment program, the Trust may invest, from time to time, in debt or synthetic instruments that are sold in direct placement transactions between their issuers and their purchasers and that are neither listed on an exchange, nor traded over the counter. The Trust may also receive equity or equity-related securities in connection with a workout transaction or may invest directly in equity securities.


     The Trust may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk and may engage in other derivative transactions for hedging purposes or to enhance total return. The Trust may also lend securities and engage in short sales of securities. The Trust is currently leveraged through the use of a credit facility and may continue to use leverage in the future through borrowings or the issuance of Preferred Shares. In addition, the Trust may invest in the securities of companies whose capital structures are highly leveraged.


     From time to time, the Investment Adviser may also invest a portion of the Trust's assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations to enable the Trust to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Trust assets may be invested in such obligations if the Investment Adviser believes that a defensive position is appropriate because of the outlook for security prices or in order to respond to adverse market, economic, business or political conditions. From time to time cash balances in the Trust's brokerage account may be placed in a money market fund. See "The Trust's Investments--Investment Objectives and Policies" and "The Trust's Investments--Investment Philosophy."


Investment Adviser and Administrator

     Highland is the investment adviser and administrator. As of January 31, 2007, Highland managed approximately $34.2 billion in assets on behalf of investors around the world. In return for its advisory services, the Investment Adviser will receive an annual fee, payable monthly, in an amount equal to 1.00% of the average weekly value of the Trust's Managed Assets (the "Advisory Fee"). In return for its administration services, Highland will receive an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of Managed Assets. The Trust's "Managed Assets" means the total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust's investment objectives and policies, and/or (iv) any other means. Highland, at its own expense, has the authority to engage both a sub-adviser and a sub-administrator, each of which may be an affiliate of Highland. See "Management of the Trust--Investment Adviser" and "Management of the Trust--Administrator/Sub-Administrator."


     Under current SEC regulations, the Trust may be prohibited from co-investing with any unregistered fund managed now or in the future by the Investment Adviser in certain private placements in which the Investment Adviser negotiates non-pricing terms. The Company may file for exemptive relief from the SEC to enable it to co-invest in these situations with other unregistered funds managed by the Investment Adviser.


     Potential Conflicts of Interest. If the Trust continues to employ leverage, the Investment Adviser will benefit because the Trust's Managed Assets will increase with leverage. Furthermore, the Investment Adviser will also benefit to the extent that the Trust's Managed Assets are derived from the reinvested collateral received on portfolio securities loaned. See "Management of the Trust -- Investment Adviser."

Offerings

    The Trust may offer shares using one or more of the following methods: (i) through an underwriting syndicate; (ii) at-the-market transactions through one or more broker-dealers that have entered into a selected dealer agreement with the Trust or its underwriters; or (iii) through privately negotiated transactions between the Trust and specific investors.

    Distribution Through Underwriting Syndicates. In order to limit the impact on the market price of the Trust's Common Shares, underwriting syndicate will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Trust will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Trust and the underwriting syndicate.

    The Trust will offer its shares at a price equal to a specified discount of up to [ ] % from the closing market price of the Trust's Common Shares on the day prior to the offering date. The applicable discount will be chosen by the Trust in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Trust will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to [ ]% of the gross per share offering price. The minimum net proceeds per share to the Trust will not be less than the greater of (i) the Trust's latest net asset value per Common Share or (ii) [ ]% of the closing market price of the Trust's Common Shares on the day prior to the offering date

    Distribution Through At-the-Market Transactions. The Trust from time to time may offer its Common Shares to certain broker-dealers that have entered into selected dealer agreements with the Trust. Common Shares will only be sold on such days as agreed upon by the Trust and the underwriting syndicate. Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Trust. The minimum price on any day will not be less than the current net asset value per share plus the per share amount of the commission to be paid to the underwriting syndicate. The Trust will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

    The Trust will compensate the underwriting syndicate with respect to sales of the Common Shares at a fixed commission rate of up to [ ] of the gross sales price per share of Common Shares sold. The underwriting syndicate will compensate broker-dealers participating in the offering at a fixed rate of up to [ ]% of the gross sales price per share of Common Shares sold by the broker-dealer. Settlements of Common Share sales will occur on the third business day following the date of sale.

    Distribution Through Privately Negotiated Transactions. The Trust from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Shares

    The terms of such privately negotiated transactions will be subject to the discretion of the management of the Trust. In determining whether to sell Common Shares through a privately negotiated transaction, the Trust will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the investor seeking to purchase the Common Shares

    Common Shares issued by the Trust through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per Common Share of the Trust's Common Shares or (ii) at a discount ranging from 0% to [ ]% of the average daily closing market price of the Trust's Common Shares at the close of business on the [ ] business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Trust on a transaction-by-transaction basis. The Trust will not pay any commissions with regard to privately negotiated transactions, but an investor may be subject to a front-end sales charge of up to [ ]% paid to or retained by a third party broker-dealer through which such transaction may be effected.

Preferred Shares and Borrowings


    As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding.



     The Trust, as of ,            2007, is leveraged through borrowings from a
credit facility in the amount of $           and may use additional leverage
through borrowings or the issuance of Preferred Shares of up to 30% of the Trust's total assets (including the proceeds of all such leverage). Thereafter total leverage of the Trust is expected to range between 20% and 50% of the Trust's total assets. The Trust will tend to use leverage to achieve a desired leverage ratio where as the rate of return, net of applicable Trust expenses, on the Trust's portfolio investments purchased with leverage exceeds the Preferred Share dividend rate, or the interest rate on any borrowings. The Trust's asset coverage ratio as of June 18, 2007 was 367%. See "Principal Risks of the Trust--Leverage Risk" for a brief description of the Trust's credit facility agreement with Scotia Capital.




    Following an additional offering of Common Shares from time to time, the Trust may offer Preferred Shares or engage in additional borrowings in order to maintain the Trust's desired leverage ratio. Should the Trust offer Preferred Shares, all costs of offering and servicing such Preferred Shares, including dividend and interest payments, will be borne entirely by holders of the Trust's Common Shares. Any Preferred Shares issued by the Trust will pay dividends based on short-term interest rates, either at a fixed rate or at rates that will be reset frequently. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common shares than if leverage is not used. Borrowings may be at a fixed or floating rate and generally will be based on short-term rates. So long as the rate of return, net of applicable Trust expenses, on the Trust's portfolio investments purchased with leverage exceeds the Preferred Share dividend rate, or the interest rate on any borrowings, the Trust will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher dividends to holders of common shares. Conversely, if the Trust's return on such assets is less than the cost of leverage and other Trust expenses, the return to the holders of the common shares will diminish. Where leverage is employed, net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. The Trust's leveraging strategy may not be successful. See "Principal Risks of the Trust--Leverage Risk."


Distributions

     If the Trust issues Preferred Shares, it will pay dividends to the holders of the Preferred Shares based on short-term interest rates at either a fixed rate or at a rate that will be reset frequently, as described in a prospectus supplement accompanying each Preferred Share offering, of its investment company taxable income.

     Subject to market conditions and the right of owners of Preferred Shares to receive a dividend preference, we also expect to declare the initial monthly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. The Trust expects to pay common shareholders annually at least 90% of its investment company taxable income. The Trust intends to pay any capital gain distributions annually.


     So long as shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all scheduled accumulated dividends on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions.


    Various factors will affect the level of the Trust's current income and current gains, such as its asset mix and the Trust's use of options. To permit the Trust to maintain more stable monthly dividends and annual distributions, the Trust may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular period may be more or less than the amount of income and gains actually earned by the Trust during the applicable period. Undistributed income and gains will add to the Trust's net asset value and, correspondingly, distributions from undistributed income and gains and from capital, if any, will be deducted from the Trust's net asset value. See "Distributions." Shareholders will automatically have all dividends and distributions reinvested in common shares issued by the Trust or common shares of the Trust purchased in the open market in accordance with the Trust's Dividend Reinvestment Plan unless an election is made to receive cash. Each participant in the Trust's Dividend Reinvestment Plan will pay a pro rata portion of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Trust's Dividend Reinvestment Plan are subject to a sales fee and a brokerage commission. See "Dividend Reinvestment Plan" and "Distributions."


Listing

     The Trust's common shares are listed on the New York Stock Exchange, under the symbol "HCF."


Custodian and Transfer Agent

     PFPC Trust Company, located at 8800 Tinicum Blvd., 4th Floor, Philadelphia, PA 19153, will serve as custodian for the Trust for both the Preferred Shares and the Common Shares, and in such capacity, will maintain certain financial and accounting books and records pursuant to an agreement with the Trust. PFPC, Inc., located at 301 Bellevue Parkway, Wilmington, Delaware 19809, will serve as the Trust's transfer agent. See "Custodian and Transfer Agent."


Market Price of Shares

     Our common shares have traded at a premium to their net asset value in the past, but the Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value in the future. The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the offering costs paid by the Trust. See "Use of Proceeds." In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as dividend levels, which are in turn affected by expenses, dividend stability, liquidity and market supply and demand. See "Principal Risks of the Trust" and "Description of Capital Structure" in this prospectus and "Repurchase of Common Shares" in the Statement of Additional Information. The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.


Principal Risks of the Trust

     Our net asset value, or ability to make distributions, our ability to service preferred stock, and our ability to meet asset coverage requirements depends on the performance of our investment portfolio. The performance of our investment portfolio is subject to a number of risks, including those detailed below. Investors should also refer to "Principal Risks of the Trust" in this prospectus for a more detailed explanation of the risks associated with investing in the Trust's Common Shares and Preferred Shares.

     Investment and Market Discount Risk. An investment in the Trust's common shares and preferred shares subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following this offering by [ ]% (the amount of the sales load) and offering expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles.


    Risks of Non-Diversification and Other Focused Strategies. While the Investment Adviser will invest in a number of fixed-income and equity instruments issued by different issuers and plans to employ multiple investment strategies with respect to the Trust's portfolio, it is possible that a significant amount of the Trust's investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Trust's portfolio in any one issuer would subject the Trust to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries (but not to the extent of 25% of the Trust's total assets) would subject the Trust to a greater degree of risk with respect to economic downturns relating to such industry. The focus of the Trust's portfolio in any one investment strategy would subject the Trust to a greater degree of risk than if the Trust's portfolio were varied in its investments with respect to several investment strategies.


     Illiquidity of Investments. The investments made by the Trust may be very illiquid, and consequently, the Trust may not be able to sell such investments at prices that reflect the Investment Adviser's assessment of their fair value or the amount paid for such investments by the Trust. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale by the Trust and other factors. Furthermore, the nature of the Trust's investments, especially those in financially stressed and distressed companies, may require a long holding period prior to being able to determine whether the investment will be profitable or not. There is no limit on the amount of the Trust's portfolio that can be invested in illiquid securities.


     Risks of Investing in Senior Loans. Senior loans, such as bank loans, are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Trust's investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as "bank loans." The Trust's investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower's creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.


     Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Trust are likely to be below investment grade.


     The Trust may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Trust may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with neither the terms of the loan agreement nor any rights of setoff against the borrower, and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Trust will be exposed to the credit risk of both the borrower and the institution selling the participation.


     Purchasers of bank loans are predominantly commercial banks, investment trusts and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market.


     Second Lien Loans Risk. Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. See "Non-Investment Grade Securities Risk." However, second lien loans are second in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.


     Other Secured Loans Risk. Secured loans other than senior loans and second lien loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. However, such loans may rank lower in right of payment than any outstanding senior loans and second lien loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured loans are expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured loans, which would create greater credit risk exposure.


     Unsecured Loans Risk. Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.


     Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers. The Trust is authorized to invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. There is no limit on the amount of the Trust's portfolio that can be invested in stressed, distressed or bankrupt issuers, and the Trust may invest for purposes of control. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.


     There are a number of significant risks inherent in the bankruptcy process. First, many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Trust. Second, a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor's return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor's estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of "substantially similar" claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that the Trust's influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise "domination and control" over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial.


     In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Trust's purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Trust may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which the Trust invests, there is a potential risk of loss by the Trust of its entire investment in any particular investment.


     Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of the Trust's original investment in a company. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Investment Adviser's active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to the Trust and distributions by the Trust or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.


     The Investment Adviser on behalf of the Trust may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If the Trust does choose to join a committee, the Trust would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in their individual best interests. There can be no assurance that the Trust would be successful in obtaining results most favorable to it in such proceedings, although the Trust may incur significant legal and other expenses in attempting to do so. As a result of participation by the Trust on such committees, the Trust may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Trust to liability to such other creditors who disagree with the Trust's actions. Participation by the Trust on such committees may cause the Trust to be subject to certain restrictions on its ability to trade in a particular investment and may also make the Trust an "insider" or an "underwriter" for purposes of the federal securities laws. Either circumstance will restrict the Trust's ability to trade in or acquire additional positions in a particular investment when it might otherwise desire to do so.


     Risks of Investing in High-Yield Securities. A portion of the Trust's investments will consist of investments that may generally be characterized as "high-yield securities" or "junk securities." Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.


     High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Trust may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade.


     The Trust is authorized to invest in obligations of issuers which are generally trading at significantly higher yields than had been historically typical of the applicable issuer's obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.


     High-yield securities purchased by the Trust will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Trust may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral.


     Insolvency Considerations with Respect to Issuers of Debt Obligations. Various laws enacted for the protection of creditors may apply to the debt obligations held by the Trust. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was "insolvent" after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct. In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Trust) or from subsequent transferees of such payments (such as the investors in the Trust). To the extent that any such payments are recaptured from the Trust the resulting loss will be borne by the investors. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its note, in good faith and without knowledge that the payments were avoidable. Although the Investment Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight, and, in any event, there can be no assurance as to whether any lending institution or other investor from which the Trust acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Trust.


    Risks of Investing in Stressed, Distressed or Bankrupt Companies. The Trust may invest in companies that are stressed, in distress, or bankrupt. As such, they are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Trust. There can be no assurance that any of these sources will prove credible, or that the Investment Adviser's analysis will produce conclusions that lead to profitable investments.


     Leverage Risk. The Trust is currently leveraged through borrowings from a credit facility and may continue to use leverage in the future through borrowings or the issuance of preferred shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Trust. Insofar as the Trust continues to employ leverage in its investment operations, the Trust will be subject to substantial risks of loss.

o Preferred Share Risk. Preferred Share risk is the risk associated with the issuance of the Preferred Shares to leverage the common shares. The issuance of Preferred Shares causes the net asset value and market value of the common shares to become more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Trust's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Trust's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust had not issued Preferred Shares.


             In addition, the Trust would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares, including higher advisory fees. Accordingly, the Trust cannot assure you that the issuance of Preferred Shares will result in a higher yield or return to the holders of the common shares.


             Any decline in the net asset value of the Trust's investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Trust's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Trust might be in danger of failing to maintain the required asset coverage of the Preferred Shares or of losing its ratings on the Preferred Shares or, in an extreme case, the Trust's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Trust might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to the holders of common shares.

o Preferred Shareholders may have Disproportionate Influence over the Trust. Holders of Preferred Shares may have differing interests than holders of common shares and holders of Preferred Shares may at times have disproportionate influence over the Trust's affairs. Holders of Preferred Shares, voting separately as a single class, would have the right to elect two members of the board of trustees at all times. The remaining members of the board of trustees would be elected by holders of common shares and Preferred Shares, voting as a single class. The Investment Company Act of 1940 (the "Investment Company Act") also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Shares and (ii) take any action requiring a vote of security holders under

             Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

o Portfolio Guidelines of Rating Agencies for Preferred Share and/or Credit Facility. In order to obtain and maintain the required ratings of loans from a credit facility, the Trust must comply with investment quality, diversification and other guidelines established by Moody's and/or S&P or the credit facility, respectively. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objectives. The Trust anticipates that any Preferred Shares that it issues would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.


     The Trust is currently leveraged through borrowings from a credit facility and may issue preferred shares in the future. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Trust. Insofar as the Trust employs leverage in its investment operations, the Trust will be subject to substantial risks of loss.


o Credit Facility. The Trust is currently using leverage through borrowings from a credit facility. The Trust has entered into a definitive secured loan agreement with Scotia Capital ("Scotia") to borrow up to $290,000,000 (the "Loan Agreement"). Such borrowings constitute financial leverage. The Loan Agreement contains covenants that may limit the Trust's ability to: (i) pay dividends in certain circumstances, (ii) incur additional debt and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. For instance, the Trust agreed not to purchase assets not contemplated by the Investment Policies and Restrictions in the Prospectus in effect when the Loan Agreement became effective. Furthermore, the Trust may not incur additional debt from any other party, except for in limited circumstances (e.g. in the ordinary course of business). In addition, the Loan Agreement contains a covenant requiring asset coverage ratios that may be more stringent than those required by the Investment Company Act. Any senior security representing indebtedness, as defined in Section 18(g) of the 1940 Act, must have asset coverage of at least 300%.


     Common Stock Risk. The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under-performed relative to debt securities. Therefore, the Trust's exposure to common stocks could result in worse performance than would be the case had the Trust been invested solely in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


     Dividend Risk. Dividends on common stock are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. See "Principal Risks of the Trust--Dividend Risk."


     Small and Mid-Cap Securities Risk. The Trust may invest in companies with small or medium capitalizations. Securities issued by smaller and medium companies can be more volatile than, and perform differently from, larger company securities. There may be less trading in a smaller or medium company's securities, which means that buy and sell transactions in those securities could have a larger impact on the security's price than is the case with larger company securities. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium company's security price than is the case for a larger company. In addition, smaller or medium company securities may not be well known to the investing public.


     Non-U.S. Securities Risk. The Trust may invest up to 20% of its total assets in non-U.S. securities, including emerging market securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.


     Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and West Africa. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation;
(iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.


     Because the Trust will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources;
(v) self-sufficiency; and (vi) balance of payments position.


     As a result of these potential risks, Highland may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including Highland, have had no or limited prior experience.


     Emerging Markets Risk. The Trust may invest up to 20% of its total assets in securities of issuers based in emerging markets. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Trust's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.


     Foreign Currency Risk. Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Trust, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the Trust may enter into foreign currency transactions in an attempt to enhance total return which may further expose the Trust to the risks of foreign currency movements and other risks.

     Investments in Unseasoned Companies. The Trust may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Trust may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Trust may invest.


     Initial Public Offerings (IPOs) Risk. The Trust may invest in shares of companies through IPOs. IPOs and companies that have recently gone public have the potential to produce substantial gains for the Trust, subject to the Trust's option writing strategy. However, there is no assurance that the Trust will have access to profitable IPOs. The investment performance of the Trust during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Trust is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.



    Securities Lending Risk. The Trust may lend its portfolio securities (up to a maximum of one-third of its total assets) to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust. Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. Although the Trust generally has the ability to recall loaned securities pursuant to a securities lending arrangement in the event that a shareholder vote is held, there is a risk that any delay in recovery of such security will result in the holder of such security being unable to vote. All of the aforementioned risks may be greater for non-U.S. securities.



     Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.


     As the writer of a covered call option, the Trust foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.


     When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust's potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.


     Exchange-Listed Option Risks. There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.


     The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Trust's capital appreciation potential on the underlying security.


     Over-the-Counter Option Risk. The Trust may write (sell) unlisted ("OTC" or "over-the-counter") options, and options written by the Trust with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Trust may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Trust's ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.


     Index Option Risk. The Trust may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option. The value of index options written by the Trust, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Trust on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.


     Interest Rate Risk. Interest rate risk is the risk that debt securities, and the Trust's net assets, may decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Trust's debt security holdings.

     Prepayment Risk. If interest rates fall, the principal on bonds held by the Trust may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Trust in securities bearing lower interest rates, resulting in a possible decline in the Trust's income and distributions to shareholders. The Trust may invest in pools of mortgages or other assets issued or guaranteed by private issuers or U.S. government agencies and instrumentalities. Mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.


    Asset-Backed Securities Risk. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return.


     Mortgage-Backed Securities Risk. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.


     When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Trust as the Trust may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.


     When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.


     Non-Investment Grade Securities Risk. There is no limit on the amount of the Trust's portfolio that may be invested in below investment grade securities. Non-investment grade securities are commonly referred to as "junk securities." Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade debt securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade debt securities may be less liquid than that of higher rated debt securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.


     Derivatives Risk. Derivative transactions in which the Trust may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions ("Derivative Transactions"), also involve certain risks and special considerations. Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Derivative Transactions depends on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Trust's incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Trust for investment purposes.

     To the extent that the Trust purchases options pursuant to a hedging strategy, the Trust will be subject to the following additional risks. If a put or call option purchased by the Trust is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Trust will lose its entire investment in the option.


     Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Trust might be unable to exercise an option it had purchased. If the Trust were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.


     Market Risk Generally. The profitability of a significant portion of the Trust's investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments and the movements of interest rates. There can be no assurance that the Investment Adviser will be able to predict accurately these price and interest rate movements. With respect to the investment strategies the Trust may utilize, there will be a high degree of market risk.


     Reinvestment Risk. The Trust reinvests the cash flows received from a security. The additional income from such reinvestment, sometimes called interest-on-interest, is reliant on the prevailing interest rate levels at the time of reinvestment. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds the Trust receives upon the maturity or sale of a portfolio security.


     Timing Risk. Many agency, corporate and municipal bonds, and most mortgage-backed securities, contain a provision that allows the issuer to "call" all or part of the issue before the bond's maturity date often after 5 or 10 years. The issuer usually retains the right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because an issuer is more likely to call the bonds when interest rates have dropped, the Trust is exposed to reinvestment rate risk, i.e., the Trust may have to reinvest at lower interest rates the proceeds received when the bond is called. Finally, the capital appreciation potential of a bond will be reduced because the price of a callable bond may not rise much above the price at which the issuer may call the bond.

Inflation Risk. Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Trust purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate bonds, the Trust is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

     Arbitrage Risks. The Trust will engage in capital structure arbitrage and other arbitrage strategies. Arbitrage strategies entail various risks including the risk that external events, regulatory approvals and other factors will impact the consummation of announced corporate events and/or the prices of certain positions. In addition, hedging is an important feature of capital structure arbitrage. There is no guarantee that the Investment Adviser will be able to hedge the Trust's portfolio in the manner necessary to employ successfully the Trust's strategy.


     Short Sales Risk. Short sales by the Trust that are not made "against the box" theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Trust to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Trust may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Trust might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.


     Risks of Investing in Structured Finance Securities. A portion of the Trust's investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Trust may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, and the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.


     Risks of Investing in Preferred Securities. There are special risks associated with investing in preferred securities, including:

          o Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

          o Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

          o Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

          o Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.


     Risks of Investing in Synthetic Securities. In addition to credit risks associated with holding non-investment grade loans and high-yield debt securities, with respect to synthetic securities the Trust will usually have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). The Trust generally will have no right to directly enforce compliance by the Reference Obligor with the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. The Trust will not benefit directly from any collateral supporting the Reference Obligation or have the benefit of the remedies on default that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of its counterparty, the Trust will be treated as a general creditor of such counterparty and will not have any claim with respect to the credit risk of the counterparty as well as that of the Reference Obligor. As a result, an overabundance of synthetic securities with any one counterparty subjects the notes to an additional degree of risk with respect to defaults by such counterparty as well as by the Reference Obligor. The Investment Adviser may not perform independent credit analyses of the counterparties, any such counterparty, or an entity guaranteeing such counterparty, individually or in the aggregate. A "Reference Obligation" is the debt security or other obligation upon which the synthetic security is based. A "Reference Obligor" is the obligor on a Reference Obligation. There is no maximum amount of Trust's assets that may be invested in these securities.

     Valuation Risk. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.


    Exemptive Relief Consideration. The Investment Adviser expects to apply to the Commission for exemptive relief to enable the registered investment companies advised by the Investment Adviser, including the Trust, to co-invest with other accounts and funds managed by the Investment Adviser and its affiliates in certain privately placed securities and other situations. There are no assurances that the Investment Adviser will receive the requested relief. If such relief is not obtained and until it is obtained, the Investment Adviser may be required to allocate some investments solely to the Trust and/or other registered funds and others solely to one or more accounts that are not registered investment companies. This could preclude the Trust from investing in certain securities it would otherwise be interested in and could adversely affect the speed at which the Trust is able to invest its assets and, consequently, the performance of the Trust.


     Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Investment Adviser does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.


     Risks of Investing in a Trust with Anti-Takeover Provisions. The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.


     Key Adviser Personnel Risk. The Trust's ability to identify and invest in attractive opportunities is dependent upon Highland, its investment adviser. If one or more key individuals leaves Highland, Highland may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Trust from achieving its investment objectives.


                           SUMMARY OF TRUST EXPENSES


     The following table shows Trust expenses that the common stockholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows our expenses, including leverage costs, as a percentage of average net assets, and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of our average net assets, expenses are not expressed as a percentage of all the assets we invest.


                                                                                                     Percentage of
                                                                                                        Offering
                                                                                                         Price
                                                                                                     -------------
Shareholder Transaction Expenses
         Sales load............................................................................             (1)
         Offering expenses borne by holders of common shares, excluding Preferred Share
          offeringexpenses.....................................................................             (1)
         Dividend reinvestment and cash purchase plan fees.....................................             (2)
         Preferred Share offering expense borne by holders of common shares....................             [   ]%


                                                                                        Percentage of Net Assets
                                                                                        Attributable to Common
                                                                                        Shares(3)
                                                                                        ------------------------
Annual Expenses
Management fees...................................................................          [       ]%*
Interest payments on borrowed funds...............................................          [       ]%
Other expenses (including cost of issuing Preferred Shares).......................          [       ]%(4)
Total annual expenses.............................................................          [       ]%
Dividends on Preferred Shares.....................................................          [       ]%
Total annual expenses and dividends on Preferred Shares...........................          [       ]%


The purpose of the table above and the example below is to help investors understand the fees and expenses that they, as common stockholders would bear directly or indirectly.


EXAMPLE


The following example illustrates the expenses that you would pay on a $1,000 investment in the common shares (including the total sales load of $[ ] payable on an investment of that size, the other estimated costs of this offering to be borne by the Trust, which correspond to $2.00 on an investment of that size, and the estimated costs of issuing Preferred Shares, which correspond to $[ ] on an investment of that size), before considering dividends paid on the Preferred Shares, assuming that the Trust issues approximately $[ ] million liquidation value of Preferred Shares in the Preferred Share offering.


Example                      1 Year       3 Years        5 Years       10 Years


Total expenses incurred      $            $              $             $

If dividends on Preferred Shares are included, the total expenses incurred
for 1, 3, 5 and 10 years will be $    , $     , $    and $     , respectively.


____________________

* Management fees are both the investment advisory and administrative services fees paid to Highland.

(1) If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.


(2) Common shareholders will be charged a $2.50 service charge and pay a brokerage commission of $0.05 per share sold if they direct the Plan
     Agent (as defined below) to sell common shares held in a dividend reinvestment account. Each participant in the Trust's Dividend Reinvestment Plan will pay a pro rata share of brokerage commissions incurred when dividend reinvestment occurs in open-market purchases because the Trust will purchase its shares in the open market when the net asset value per common share is greater than the market value per common share.


(3) The costs of one or more Preferred Share offerings (including underwriting discounts, commissions and legal expenses), will be borne immediately by the Trust's common shareholders and result in a reduction of the net asset value of the common shares.


(4) "Other Expenses" includes costs associated with the Trust's short sales on securities, including dividend expenses in securities sold short. When a cash dividend is declared on a security for which the Trust holds a short position, the Trust incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. Thus, the estimate for dividend expenses paid is also based on the dividend yields of stocks that would be sold short as part of anticipated trading practices (which may involve avoiding dividend expenses with respect to certain short sale transactions by closing out the position prior to the underlying issuer's ex-dividend date). The Trust did not have any actual dividend expenses with respect to short sale transactions in the past fiscal year, but may incur such expenses in current fiscal year. "Other Expenses" includes the dividend expense that the Trust is expected to incur during the current fiscal year.

                             FINANCIAL HIGHLIGHTS


     Information contained in the table below under the heading "Per Common Share Data" and "Supplemental Data and Ratios" shows our per common share operating performance. Except when noted, the information in this table is derived from our financial statements audited by PricewaterhouseCoopers LLP, whose report on such financial statements is contained in our 2006 Annual Report and incorporated by reference into the statement of additional information, both of which are available from us.


                                                                                                 For the Period
Common Shares Per Share Operating Performance                                                    Ended 12/30/06(a)
---------------------------------------------                                                    -----------------
Net Asset Value, Beginning of Period                                                                   $19.06
----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
    Net Investment Income                                                                                0.71
    Net realized and unrealized gain on investments                                                      0.91

         Total from investment operations applicable to common shareholders                              1.62

Less Distributions Declared to Common Shareholders
    From net investment income                                                                         (0.60)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value End of Period                                                                          $20.08
Market Value, End of Period                                                                            $21.16
Market Value Total Return(c)                                                                               9.06%
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data
Common Share Information at End of Period:
Ratios based on net assets of common shares
    Net assets, end of period (in 000's)                                                               $692,964
    Net operating expenses                                                                                 1.31%
    Interest expenses                                                                                      0.89%
    Net expenses                                                                                           2.20%
    Net Investment income                                                                                  6.33%
    Portfolio turnover rate                                                                               45.95%
----------------------------------------------------------------------------------------------------------------------

--------------------------
(a) Highland Credit Strategies Fund commenced investment operations on June 29, 2006

(b)  Not annualized.

(c) Based on market value per share Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's reinvestment plan.


                    MARKET AND NET ASSET VALUE INFORMATION


     Our common stock is listed on the NYSE under the symbol "HCF." Shares of our common stock commenced trading on the NYSE in June 2006. Our common stock has a limited trading history and has traded only at a premium in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common stock and exclusive of any underwriting commissions and discounts must equal or exceed the NAV per share of the company's common stock (calculated within 48 hours of pricing). Issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may put downward pressure on the market price for our common stock.

     The following table sets forth for each of the periods indicated the high and low closing market prices for our shares of common stock on the NYSE, the NAV per share and the premium to NAV per share at which our shares of common stock were trading. NAV is generally determined on the last business day of each calendar month. See "Net Asset Value" for information as to the determination of our NAV.



        Quarter                Market Price(1)           Net Asset Value ("NAV") per    Premium/(Discount) as a %
                                                                  share (2)                       of NAV
                             High            Low              High          Low             High          Low
1st Quarter 2007             21.69          20.37             20.87         21.10            6.63%         0.18%
2nd Quarter 2006             20.60          20.18             19.07         19.06            8.02%         5.87%
3rd Quarter 2006             21.30          19.82             20.58         20.60           11.40%         3.62%
4th Quarter 2006             21.48          20.10             21.16         20.18            7.28%         3.12%



(1) Based on high and low closing market price for the respective quarter.

(2) Based on the NAV calculated on the close of business of each day.

THE TRUST

     The Trust is a non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on March 10, 2006, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Trust completed an initial public offering of 30,000,000 common shares on June 23, 2006 and sold an additional 4,500,000 common shares to its underwriters on July 27, 2006 pursuant to an overallotment option. The Trust's principal office is located at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 and its telephone number is (877) 665-1287.


                                USE OF PROCEEDS


     Unless otherwise specified in a prospectus supplement, the Trust will invest the net proceeds of any sales of securities in accordance with the Trust's investment objectives and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in securities and other investments that meet the Trust's investment objectives and policies within approximately three months after the completion of any offering.


                            THE TRUST'S INVESTMENTS


Investment Objectives and Policies


     The Trust's investment objectives are to provide both current income and capital appreciation. The Trust pursues its objectives by investing primarily in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. Additionally, within the categories of obligations and securities in which the Trust may invest, Highland may employ various trading strategies, including capital structure arbitrage, pair trades, and shorting. The Trust may also invest in these categories of obligations and securities through the use of derivatives. Highland will seek to achieve its capital appreciation objective by investing in category (iii) and (v) obligations and securities, and to a lesser extent, in category (i), (ii), and
(iv) obligations. Under normal market conditions, at least 80% of the Trust's assets are invested in one or more of these principal investment categories. Subject only to this general guideline, the Investment Adviser has broad discretion to allocate the Trust's assets among these investment categories and to change allocations as conditions warrant. The Investment Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus. A significant portion of the Trust's assets may be invested in securities rated below investment grade, which are commonly referred to as "junk securities." The Investment Adviser does not anticipate a high correlation between the performance of the Trust's portfolio and the performance of the corporate bond and equity markets. The investment objectives may be changed without shareholder approval. There can be no assurance that the Trust's investment objectives will be achieved.



     The Investment Adviser may select investments from a wide range of trading strategies and credit markets in order to vary the Trust's investments and to optimize the risk-reward parameters of the Trust. Highland does not intend to invest the Trust's assets according to pre-determined allocations. The investment team and other Highland personnel uses a wide range of resources to identify attractive individual investments and promising investment strategies for consideration in connection with investments by the Trust. The following is a description of the general types of securities in which the Trust may invest. This description is merely a summary, and the Investment Adviser has discretion to cause the Trust to invest in other types of securities and to follow other investment criteria and guidelines as described herein. See "Portfolio Composition" below for a more complete description of the types of securities and investments the Trust intends to make.


     The Trust may invest and trade in listed and unlisted, public and private, rated and unrated, debt and equity instruments and other obligations, including structured debt and equity instruments as well as financial derivatives. Investments may include investments in stressed and distressed positions, which may include publicly-traded debt and equity securities, obligations that were privately placed with banks, insurance companies and other lending institutions, trade claims, accounts receivable and any other form of obligation recognized as a claim in a bankruptcy or workout process. The Trust may invest in securities traded in foreign countries and denominated in foreign currencies.


     As part of its investment program, the Trust may invest, from time to time, in debt or synthetic instruments that are sold in direct placement transactions between their issuers and their purchasers and that are neither listed on an exchange, nor traded over the counter. The Trust may also receive equity or equity-related securities from time to time in connection with a workout transaction or may invest directly in equity securities.


     The Trust may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk and may engage in other derivative transactions for hedging purposes or to enhance total return. The Trust may also lend securities and engage in short sales of securities. The Trust may employ leverage beyond the issuance of Preferred Shares, by borrowing from a credit facility, and the Trust may invest in the securities of companies whose capital structures are highly leveraged.


     From time to time, the Investment Adviser may also invest a portion of the Trust's assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations to enable the Trust to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Trust assets may be invested in such obligations if the Investment Adviser believes that a defensive position is appropriate because of the outlook for security prices or in order to respond to adverse market, economic business or political conditions. From time to time cash balances in the Trust's brokerage account may be placed in a money market fund.


     For a more complete discussion of the Trust's portfolio composition, see "Portfolio Composition" below.


Investment Philosophy

     Under normal market conditions, the Investment Adviser employs, on behalf of the Trust, investment strategies across various markets in which the Investment Adviser holds significant investment experience: primarily the leveraged loan, high yield, structured products and stressed and distressed markets. Highland makes investment decisions based on quantitative analysis, which employs sophisticated, data-intensive models to drive the investment process. The Investment Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus.


     The Investment Adviser implements selected trading strategies to exploit pricing inefficiencies across the credit markets and within an individual issuer's capital structure. The Trust seeks to vary its investments by strategy, industry, security type and credit market, but reserves the right to re-position its portfolio among these criteria depending on market dynamics, and thus the Investment Adviser anticipates that the Trust will experience high portfolio turnover. Highland manages interest rate, default, currency and systemic risks through a variety of trading methods and market tools, including derivative hedging instruments, as it deems appropriate.


     This multi-strategy investment program allows the Investment Adviser to assess what it considers to be the best opportunities across multiple markets and to adjust quickly the Trust's trading strategies and market focus to changing conditions. The Investment Adviser intends to focus primarily on the U.S. marketplace, but may pursue opportunities in the non-U.S. credit or securities markets by investing up to 20% of the Trust's assets in non-U.S. credit or securities market investments.


     The Trust benefits from Highland's industry-focused investment staff and specialist trading skills as well as its years of investment experience (since
1993) in leveraged loan, high yield, structured products and stressed and distressed markets. In finding opportunities, the Investment Adviser looks to utilize its investment staff of approximately seventy-nine (79) credit investment professionals who actively monitor approximately 1,200 companies. Their monitoring of the market and existing positions assists the Investment Adviser in obtaining timely and high-quality information on prospective investments. Additionally, the Investment Adviser has senior professionals that focus on individual credit markets, such as the stressed and distressed or structured products segments. This broad staff of industry, product and market specialists differentiates the Investment Adviser from numerous other funds' other investment advisers that rely on a limited number of investment professionals working in a more generalist capacity. The Investment Adviser believes that credit investing is a due-diligence intensive process that requires long-term committed resources to industry, product and market specialization so that investment decisions are proactive as opposed to reactive in nature.


Portfolio Composition


     The Trust invests primarily in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations;
(iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. Additionally, within the categories of obligations and securities in which the Trust may invest, Highland may employ various trading strategies, including capital structure arbitrage, pair trades, and shorting. The Trust may also invest in these categories of obligations and securities through the use of derivatives. Highland will seek to achieve its capital appreciation objective by investing in category (iii) and (v) obligations and securities, and to a lesser extent, in category (i), (ii), and (iv) obligations.



     Under normal market conditions, at least 80% of the Trust's assets will be invested in one or more of these principal investment categories. Subject only to this general guideline, the Investment Adviser has broad discretion to allocate the Trust's assets among these investment categories and to change allocations as conditions warrant. The Investment Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus. In order to pursue most effectively its opportunistic investment strategy, the Trust will not maintain fixed duration, maturity or credit quality policies. The Trust may invest in debt obligations of any credit quality. The Trust may invest without limitation in securities and obligations of domestic issuers, but may invest only up to 20% of the assets in non-U.S. obligors.


     From time to time, the Investment Adviser may also invest a portion of the Trust's assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations to enable the Trust to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Trust assets may be invested in such obligations if the Investment Adviser believes that a defensive position is appropriate because of the outlook for security prices or in order to respond to adverse market, economic, business or political conditions. From time to time cash balances in the Trust's brokerage account may be placed in a money market fund.


     The Trust's portfolio will be composed principally of the following investments. Additional information relating to the Trust's investment policies and restrictions and the Trust's portfolio investments is contained in the Statement of Additional Information.


     Senior Loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks (Prime Rate) or the certificate of deposit (CD) rate or other base lending rates used by commercial lenders.


     The Trust also may purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The Trust also may purchase obligations issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code. While these investments are not a primary focus of the Trust, the Trust does not have a policy limiting such investments to a specific percentage of the Trust's assets.


     Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Trust's performance. To the extent a senior loan is subordinated in the capital structure, it will have characteristics similar to other subordinated debtholders, including a greater risk of nonpayment of interest or principal.


     Many loans in which the Investment Adviser anticipates the Trust will invest, and the issuers of such loan, may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of senior loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Investment Adviser will consider, and may rely in part, on analyses performed by others. The Investment Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of senior loans held by the Trust may be rated, if at all, below investment grade by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody's Investors Service, Inc. ("Moody's") or BB and below by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P")) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." A description of the ratings of corporate bonds by Moody's and S&P included as Appendix A to the Statement of Additional Information. Because senior loans are senior in a borrower's capital structure and are often secured by specific collateral, the Investment Adviser believes that senior loans have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. However, there can be no assurance that the Trust's actual loss recovery experience will be consistent with the Investment Adviser's prior experience or that the Trust's senior loans will achieve any specific loss recovery rates.


     No active trading market may exist for many senior loans, and some senior loans may be subject to restrictions on resale. The Trust is not limited in the percentage of its assets that may be invested in senior loans and other securities deemed to be illiquid. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on the disposition of an illiquid senior loan, and cause a material decline in the Trust's net asset value.


     Use of Agents. Senior loans generally are arranged through private negotiations between a borrower and a group of financial institutions initially represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the credit agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.


     Credit agreements may provide for the termination of the agent's status in the event that it fails to act as required under the relevant credit agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between the Trust and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Trust should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Trust would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Trust could experience a decrease in net asset value.

     Form of Investment. The Trust's investments in senior loans may take one of several forms, including acting as one of the group of lenders originating a senior loan, purchasing an assignment of a portion of a senior loan from a third party or acquiring a participation in a senior loan. When the Trust is a member of the originating syndicate for a senior loan, it may share in a fee paid to the syndicate. When the Trust acquires a participation in, or an assignment of, a senior loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Trust will act as lender, or purchase an assignment or participation, with respect to a senior loan only if the agent is determined by the Investment Adviser to be creditworthy.


     Original Lender. When the Trust is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the majority of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the interest rate, or extending the maturity of a senior loan, or releasing collateral securing a senior loan, among others, frequently require the unanimous vote or consent of all lenders affected.


     Assignments. When the Trust is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the credit agreement of the assigning lender and becomes a lender under the credit agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.


     Participations. The Trust may also invest in participations in senior loans. The rights of the Trust when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Trust in a lender's portion of a senior loan typically means that the Trust has only a contractual relationship with the lender, not with the borrower. This means that the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.


     With a participation, the Trust will have no rights to enforce compliance by the borrower with the terms of the credit agreement or any rights with respect to any funds acquired by other lenders through setoff against the borrower. In addition, the Trust may not directly benefit from the collateral supporting the senior loan because it may be treated as a general creditor of the lender instead of a senior secured creditor of the borrower. As a result, the Trust may be subject to delays, expenses and risks that are greater than those that exist when the Trust is the original lender or holds an assignment. This means the Trust must assume the credit risk of both the borrower and the lender selling the participation. The Trust will consider a purchase of participations only in those situations where the Investment Adviser considers the participating lender to be creditworthy.


     In the event of a bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the senior loan may be subject to certain defenses that can be asserted by such borrower against the Trust as a result of improper conduct of the lender selling the participation. A participation in a senior loan will be deemed to be a senior loan for the purposes of the Trust's investment objectives and policies.


     Investing in senior loans involves investment risk. Some borrowers default on their senior loan payments. The Trust attempts to manage this credit risk through multiple different investments within the portfolio and ongoing analysis and monitoring of borrowers. The Trust also is subject to market, liquidity, interest rate and other risks. See "Principal Risks of the Trust."


     Second Lien Loans. Second lien loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second lien loans are second in right of payment to one or more senior loans of the related borrower. Second lien loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower's obligation under the loan and typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than senior loans of such borrower. Second lien loans, like senior loans, typically have adjustable floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, second lien loans have many characteristics and risks similar to senior loans discussed above. In addition, second lien loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans, the Trust may purchase interests in second lien loans through assignments or participations.


     Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. Because second lien loans are second in right of payment to one or more senior loans of the related borrower, they therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are also expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.


     Other Secured Loans. Secured loans other than senior loans and second lien loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Such secured loans may rank lower in right of payment to one or more senior loans and second lien loans of the borrower. Such secured loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower's obligation under the loan, and typically have more subordinated protections and rights than senior loans and second lien loans. Secured loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured loans may have fixed or adjustable floating rate interest payments. Because such secured loans may rank lower as to right of payment than senior loans and second lien loans of the borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. In addition, secured loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans and second lien loans, the Trust may purchase interests in other secured loans through assignments or participations. Other secured loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. Because such loans, however, may rank lower in right of payment to senior loans and second lien loans of the borrower, they may be subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured loans are also expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured loans, which would create greater credit risk exposure.


     Unsecured Loans. Unsecured loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower's obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other secured loans. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of non-investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans, second lien loans and other secured loans discussed above. In addition, unsecured loans of non-investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of secured loans, the Trust may purchase interests in unsecured loans through assignments or participations.


     Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans rank lower in right of payment to any secured obligations of the borrower, they may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid. There is also a possibility that loan originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.


     Investment Grade Securities. The Trust may invest in a wide variety of bonds that are rated or determined by the Investment Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. Some investment grade securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk. Market risk relates to changes in a security's value as a result of interest rate changes generally. Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade securities like those of other debt securities may be affected by changes in the credit rating or financial condition of an issuer. Investment grade securities are generally considered medium-and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Like non-investment grade securities, such investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price.


     Other Fixed Income Securities. The Trust also may purchase unsecured loans, other floating rate or fixed rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The high yield securities in which the Trust invests are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by the Investment Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk securities" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust's fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Trust may invest in fixed-income securities with a broad range of maturities.


     The Trust may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable-in-kind (PIK bonds). To the extent the Trust invests in such instruments, they will not contribute to the Trust's goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Trust may be required to accrue income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable federal income tax treatment potentially available to regulated investment companies. The Trust may be required to sell securities to obtain cash needed for income distributions.


     Non-Investment Grade Securities. The Trust may invest in securities rated below investment grade, such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by Highland to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. The Trust may purchase securities rated as low as D or unrated securities deemed by Highland to be of comparable quality. When Highland believes it to be in the best interests of the Trust's shareholders, the Trust will reduce its investment in lower grade securities.


     Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.


     The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Trust's relative share price volatility.


     Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.


     The ratings of Moody's and S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Highland also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on Highland's credit analysis than would be the case when the Trust invests in rated securities.


     Asset-Backed Securities. The Trust may invest a portion of its assets in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.


     Second Lien Loans and Debt Obligations. The Trust may invest in loans and other debt securities that have the same characteristics as senior loans except that such loans are second in lien property rather than first. Such "second lien" loans and securities, like senior loans, typically have adjustable floating rate interest payments. Accordingly, the risks associated with "second lien" loans are higher than the risk of loans with first priority over the collateral. In the event of default on a "second lien" loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Trust.


     Collateralized Loan Obligations and Bond Obligations. The Trust may invest in certain asset-backed securities that are securitizing certain financial assets by issuing securities in the form of negotiable paper that are issued by a financing company (generally called a Special Purpose Vehicle or "SPV"). These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.


     A collateralized loan obligation ("CLO") is a structured debt security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically senior loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of securities issued by a CLO.


     The Trust may also invest in collateralized bond obligations ("CBOs"), which are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The CBO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Trust expects to invest in the lower tranches of CBOs.


     Distressed Debt. The Trust is authorized to invest in the securities and other obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. The Trust may invest in securities of a company for purposes of gaining control.


     Stressed Debt. The Trust is authorized to invest in securities and other obligations of stressed issuers. Stressed issuers are issuers that are not yet deemed distressed or bankrupt and whose debt securities are trading at a discount to par, but not yet at distressed levels. An example would be an issuer that is in technical default of its credit agreement, or undergoing strategic or operational changes, which results in market pricing uncertainty.


     Credit Default Swaps. To the extent consistent with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Trust may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Trust may be either the buyer or seller in the transaction. If the Trust is a buyer and no event of default occurs, the Trust loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Trust receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.


     Credit default swaps involve greater risks than if the Trust had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Trust will enter into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Trust acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Principal Risks of the Trust -- Leverage Risk" in this prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.


     Senior Loan Based Derivatives. The Trust may obtain exposure to senior loans and baskets of senior loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. The Investment Adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, the Trust may invest in a derivative instrument known as the Select Aggregate Market Index ("SAMI"), which provides investors with exposure to a reference basket of senior loans. SAMIs are structured as floating rate instruments. SAMIs consist of a basket of credit default swaps whose underlying reference securities are senior loans. While investing in SAMIs will increase the universe of floating rate debt securities to which the Trust is exposed, such investments entail risks that are not typically associated with investments in other floating rate debt securities. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. The Trust may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantially greater than the initial investment therein.


     Credit-Linked Notes. The Trust may invest in credit-linked notes ("CLNs") for risk management purposes and to vary its portfolio. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.


     Common Stocks. The Trust may acquire an interest in common stocks in various ways, including upon the default of a senior loan secured by such common stock or by acquiring common stock for investment. The Trust may also acquire warrants or other rights to purchase a borrower's common stock in connection with the making of a senior loan. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Trust generally expects to focus primarily on the security's dividend paying capacity rather than on its potential for capital appreciation.


     Preferred Securities. The Trust may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Trust's fixed income securities.


     Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.


     Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.


     Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.


     Convertible Securities. The Trust's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.


     Money Market Instruments. Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.


     U.S. Government Securities. U.S. government securities in which the Trust invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association
(GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.


     Other Investment Companies. The Trust may invest in the securities of other investment companies to the extent that such investments are consistent with the Trust's investment objectives and principal investment strategies and permissible under the Investment Company Act. Under one provision of the Investment Company Act, the Trust may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Trust's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than

3% of the total outstanding voting securities of any one investment company being held by the Trust or (iii) more than 5% of the Trust's total assets would be invested in any one investment company. Other provisions of the Investment Company Act are less restrictive provided that the Trust is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.


     The Trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Trust.


     Exchange Traded Funds. Subject to the limitations on investment in other investment companies, the Trust may invest in exchange traded funds ("ETFs"). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Trust, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Trust's own operations.


     Zero Coupon Securities. The securities in which the Trust invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Trust accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Trust's distribution obligations, in which case the Trust will forego the purchase of additional income producing assets with these funds.


     Derivative Transactions. In addition to the credit default swaps and senior loan bond derivatives discussed above the Trust may, but is not required to, use various Derivative Transactions described below to earn income, facilitate portfolio management and mitigate risks. Such Derivative Transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Investment Adviser seeks to use the practices to further the Trust's investment objectives, no assurance can be given that these practices will achieve this result. While the Trust reserves the ability to use these Derivative Transactions, the Investment Adviser does not anticipate that Derivative Transactions other than senior loan bond derivatives will initially be a significant part of the Trust's investment approach. With changes in the market or the Investment Adviser's strategy, it is possible that these instruments may be a more significant part of the Trust's investment approach in the future.


     The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. The Trust generally seeks to use Derivative Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of senior loans or other securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.


     Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Derivative Transactions depends on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Trust for investment purposes.


     A more complete discussion of Derivative Transactions and their risks is contained in the Statement of Additional Information.


     Swaps. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a "notional value," i.e., the designated reference amount of exposure to the underlying instruments. The Trust intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract defaults, the Trust's risk of loss will consist of the net amount of payments that the Trust is contractually entitled to receive. The net amount of the excess, if any, of the Trust's obligations over its entitlements will be maintained in a segregated account by the Trust's custodian. The Trust will not enter into a swap agreement unless the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.


     Interest Rate Swaps. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Trust may use interest rate swaps for risk management purposes and as a speculative investment.


     Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s). The Trust may use total return swaps for risk management purposes and as a speculative investment.


     Currency Swaps. Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen). The Trust may enter into currency swap contracts and baskets thereof for risk management purposes and as a speculative investment.


     Short Sales. The Trust intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that Highland believes possess volatility characteristics similar to those being hedged. In addition, the Trust intends to use short sales for non-hedging purposes to pursue its investment objectives. Subject to the requirements of the Investment Company Act and the Code, the Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Trust exceeds 25% of the value of its total assets.

     A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. When the Trust makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.


     The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.


     If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is unlimited.


     The Trust may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Trust expects normally to close its short sales against-the-box by delivering newly acquired stock.


     Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Trust to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Trust reserves the right to utilize short sales, and currently intends to utilize short sales, Highland is under no obligation to utilize short sales at all.


     Repurchase Agreements. The Trust may invest up to 33 1/3% of its assets in repurchase agreements. It may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are loans or arrangements under which the Trust purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Trust's purchase price, with the difference being income to the Trust. Under the direction of the board of trustees, the Investment Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Trust. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Trust's custodian in a segregated, safekeeping account for the benefit of the Trust. Repurchase agreements afford the Trust an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Trust may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Trust has not perfected a security interest in the security, the Trust may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Trust would be at risk of losing some or all of the principal and interest involved in the transaction.


     Lending of Assets. The Trust may lend up to 33 1/3% of its assets. It may lend assets to registered broker-dealers or other institutional investors deemed by the Investment Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Trust continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Trust would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.


     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Trust will lend portfolio securities only to firms that have been approved in advance by the board of trustees, which will monitor the creditworthiness of any such firms.


     Non-U.S. Securities. The Trust may invest up to 20% of its total assets in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Trust may invest in non-U.S. securities of so-called emerging market issuers. For purposes of the Trust, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company's primary business office is not in the United States; (iii) the principal trading market for such company's securities is not located in the United States; (iv) less than 50% of such company's assets are located in the United States; or (v) 50% or more of such issuer's revenues are derived from outside the United States. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.


     Because evidences of ownership of such securities usually are held outside the United States, the Trust would be subject to additional risks if it invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.


     Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.


     Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as "American style" options may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option.


     If an option written by the Trust expires unexercised, the Trust realizes on the expiration date a capital gain equal to the premium received by the Trust at the time the option was written. If an option purchased by the Trust expires unexercised, the Trust realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Trust desires. The Trust may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Trust will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Trust will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Trust will realize a capital gain or, if it is less, the Trust will realize a capital loss.


     Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering of common shares are being invested, during periods in which Highland determines that it is temporarily unable to follow the Trust's investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents. Highland's determination that it is temporarily unable to follow the Trust's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust's investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objectives.


                         PRINCIPAL RISKS OF THE TRUST


     The net asset value of, and dividends paid on both the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. The Preferred Shares may also be affected to some degree by certain of these risks.


Investment and Market Discount Risk

     An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following any offering by the amount of the sales load and offering expenses paid by the Trust for any offering of common shares or Preferred Shares. The common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.


Risks of Non-Diversification and other Focused Strategies

     While the Investment Adviser will invest in a number of fixed-income and equity instruments issued by different issuers and plans to employ multiple investment strategies with respect to the Trust's portfolio, it is possible that a significant amount of the Trust's investment could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Trust's portfolio in any one issuer would subject the Trust to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries (but not to the extent of 25% of the Trust's assets) would subject the Trust to a greater degree of risk with respect to economic downturns relating to such industry. The focus of the Trust's portfolio in any one investment strategy would subject the Trust to a greater degree of risk than if the Trust's portfolio were varied in its investments with respect to several investment strategies.


Illiquidity of Investments

     The investments made by the Trust may be very illiquid, and consequently, the Trust may not be able to sell such investments at prices that reflect the Investment Adviser's assessment of their fair value or the amount paid for such investments by the Trust. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale by the Trust and other factors. Furthermore, the nature of the Trust's investments, especially those in financially stressed and distressed companies, may require a long holding period prior to being able to determine whether the investment will be profitable or not. There is no limit on the amount of the Trust's portfolio that can be invested in illiquid securities.


Risks of Investing in Senior Loans

     Bank loans are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Trust's investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as "bank loans." The Trust's investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower's creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.


     Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Trust are likely to be below investment grade. For a discussion of the risks associated with below investment-grade investments, see "--High-Yield Securities" below.


     The Trust may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and in any event, the Trust may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with neither the terms of the loan agreement nor any rights of setoff against the borrower, and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Trust will be exposed to the credit risk of both the borrower and the institution selling the participation.


     Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market.


Second Lien Loans Risk

     Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. However, second lien loans are second in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Other Secured Loans Risk

     Secured loans other than senior loans and second lien loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. However, such loans may rank lower in right of payment than any outstanding senior loans and second lien loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured loans are expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured loans, which would create greater credit risk exposure.


Unsecured Loans Risk

     Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.


Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers

     The Trust is authorized to invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. There is no limit on the amount of the Trust's portfolio that can be invested in stressed, distressed or bankrupt issuers, and the Trust may invest for purposes of control. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.


     There are a number of significant risks inherent in the bankruptcy process. First, many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Trust. Second, the effect of a bankruptcy filing on an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor's return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor's estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of "substantially similar" claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that the Trust's influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise "domination and control" over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial.


     In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Trust's purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Trust may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which the Trust invests, there is a potential risk of loss by the Trust of its entire investment in any particular investment.

     Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of the Trust's original investment in a company. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Investment Adviser's active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to the Trust and distributions by the Trust or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. See "--Insolvency Considerations with Respect to Issuer's Debt Obligations" below.


     The Investment Adviser on behalf of the Trust may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If the Trust does choose to join a committee, the Trust would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in their individual best interests. There can be no assurance that the Trust would be successful in obtaining results most favorable to it in such proceedings, although the Trust may incur significant legal and other expenses in attempting to do so. As a result of participation by the Trust on such committees, the Trust may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Trust to liability to such other creditors who disagree with the Trust's actions. Participation by the Trust on such committees may cause the Trust to be subject to certain restrictions on its ability to trade in a particular investment and may also make the Trust an "insider" or an "underwriter" for purposes of the federal securities laws. Either circumstance will restrict the Trust's ability to trade in or acquire additional positions in a particular investment when it might otherwise desire to do so.


Risks of Investing in High-Yield Securities

     A portion of the Trust's investments will consist of investments that may generally be characterized as "high-yield securities," or "junk securities." Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.


     High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Trust may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade.


     The Trust is authorized to invest in obligations of issuers which are generally trading at significantly higher yields than had been historically typical of the applicable issuer's obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.


     High-yield securities purchased by the Trust will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Trust may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral.


Insolvency Considerations with Respect to Issuers of Debt Obligations

     Various laws enacted for the protection of creditors may apply to the debt obligations held by the Trust. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was "insolvent" after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct. In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Trust) or from subsequent transferees of such payments (such as the investors in the Trust). To the extent that any such payments are recaptured from the Trust the resulting loss will be borne by the investors. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its investment, in good faith and without knowledge that the payments were avoidable. Although the Investment Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight, and in any event, there can be no assurance as to whether any lending institution or other investor from which the Trust acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Trust.


Risks of Investing in Stressed, Distressed or Bankrupt Companies

     The Trust may invest in companies that are stressed, in distress, or bankrupt. As such, they are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Trust. There can be no assurance that any of these sources will prove credible, or that the Investment Adviser's analysis will produce conclusions that lead to profitable investments.


Leverage Risk

     The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of Preferred Shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Trust.

Subject to applicable margins and other limitations, the Trust may borrow money, or utilize other transactions, for the purpose of leveraging its investments. Insofar as the Trust employs leverage in its investment operations, shareholders will be subject to substantial risks of loss. Interest on borrowings will be a portfolio expense of the Trust and will affect the operating results of the Trust. With volatile instruments, downward price swings can result in margin calls that could require liquidation of securities at inopportune times or at prices that are not favorable to the Trust and cause significant losses.

          o Preferred Share Risk. Preferred Share risk is the risk associated with the issuance of the Preferred Shares to leverage the common shares. The issuance of Preferred Shares causes the net asset value and market value of the common shares to become more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Trust's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Trust's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust had not issued Preferred Shares.


             In addition, the Trust will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares, including higher advisory fees. Accordingly, the Trust cannot assure you that the issuance of Preferred Shares will result in a higher yield or return to the holders of the common shares.


             Any decline in the net asset value of the Trust's investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Trust might be in danger of failing to maintain the required asset coverage of the Preferred Shares or of losing its ratings on the Preferred Shares or, in an extreme case, the Trust's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Trust might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to the holders of common shares.

          o Preferred Shareholders may have Disproportionate Influence over the Trust. Holders of Preferred Shares may have differing interests than holders of common shares and holders of Preferred Shares may at times have disproportionate influence over the Trust's affairs. Holders of Preferred Shares, voting separately as a single class, have the right to elect two members of the board of trustees at all times. The remaining members of the board of trustees would be elected by holders of common shares and Preferred Shares, voting as a single class. However, if the Trust failed to pay dividends on the Preferred Shares for eight quarters in the aggregate, the holders of Preferred Shares would be entitled to elect a majority of the board of trustees until all Preferred Shares dividends were current. The Investment Company Act of 1940 (the "Investment Company Act") also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

          o Portfolio Guidelines of Rating Agencies for Preferred Share and/or Credit Facility. In order to obtain and maintain the required ratings of loans from a credit facility, the Trust must comply with investment quality, diversification and other guidelines established by Moody's and/or S&P or the credit facility, respectively. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objectives. The Trust anticipates that any Preferred Shares that it issues would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.


          o Credit Facility. The Trust is currently using leverage through borrowings from a credit facility. The Trust has entered into definitive secured loan agreement with Scotia to borrow up to
             $             (the "Loan Agreement"). Such borrowings constitute
             financial leverage. The Loan Agreement contains covenants that may limit the Trust's ability to: (i) pay dividends in certain circumstances, (ii) incur additional debt and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. For instance, the Trust agreed not to purchase assets not contemplated by the Investment Policies and Restrictions in the Prospectus in effect when the Loan Agreement became effective. Furthermore, the Trust may not incur additional debt from any other party, except for in limited circumstances (e.g. in the ordinary course of business). In addition, the Loan Agreement contains a covenant requiring asset coverage ratios that may be more stringent than those required by the Investment Company Act. Any senior security representing indebtedness, as defined in Section 18(g) of the 1940 Act, must have asset coverage of at least 300%.


          o Effects of Leverage. The Trust is currently using leverage through borrowings from a credit facility and may use leverage in the future through borrowings or the issuance of Preferred Shares, with the total amount of leverage ranging between 20% and 50% of the Trust's total managed assets. Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Trust's portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares plus the amount of borrowing (i.e., such liquidation value and amount of borrowing may not exceed 50% of the Trust's total assets). In addition, the Trust is not permitted to declare any cash distribution on its common shares unless, at the time of such declaration, the net asset value of the Trust's portfolio (determined after deducting the amount of such distribution) is at least 200% of such liquidation value plus amount of any borrowing. The Trust intends, to the extent possible, to purchase or redeem Preferred Shares, from time to time, to maintain coverage of any Preferred Shares of at least 200%. If the Trust issues Preferred Shares resulting in 20% leverage, there will be an asset coverage of the Preferred Shares of 500%.

             To qualify for federal income taxation as a "regulated investment company," the Trust must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term capital gain). The Trust is also required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax. If the Trust is precluded from making distributions on the common shares because of any applicable asset coverage requirements, the terms of the Preferred Shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Trust to meet the distribution requirements for qualification as a regulated investment company, will be paid to the holders of the Preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of Preferred Shares would be entitled to receive upon redemption or liquidation of the shares.


             Successful use of a leveraging strategy may depend on the Investment Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.


      Assuming the utilization of leverage in the amount of 30% of the Trust's total assets and an annual dividend rate on Preferred Shares of 4.85% and an annual interest rate of 5.13% on borrowings payable on such leverage based on market rates as of the date of this prospectus, the additional income that the Trust must earn (net of expenses) in order to cover such dividend payments is 1.48%. The Trust's actual cost of leverage will be based on market rates at the time the Trust undertakes a leveraging strategy, and such actual costs of leverage may be higher or lower than that assumed in the previous example.

      The following table is designed to illustrate the effect on the return to a holder of the Trust's common shares of leverage in the amount of approximately 30% of the Trust's total assets, assuming hypothetical annual returns of the Trust's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)........  (10)%   (5)%   0%   5%  10%

Corresponding common share return assuming
  30% leverage....................................  (16)%   (9)%  (2)%  5%  12%

      Such leveraging of the common shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust's investment objectives and policies.


Common Stock Risk

     The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under- performed relative to debt securities. Therefore, the Trust's exposure to common stocks could result in worse performance than would be the case had the Trust been invested solely in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


Dividend Risk

     Dividends on common stock are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time


Small and Mid-Cap Securities Risk

     The Trust may invest in companies with small or medium capitalizations. Securities issued by smaller and medium companies can be more volatile than, and perform differently from, larger company securities. There may be less trading in a smaller or medium company's securities, which means that buy and sell transactions in those securities could have a larger impact on the security's price than is the case with larger company securities. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium company's security price than is the case for a larger company. In addition, smaller or medium company securities may not be well known to the investing public.


Non-U.S. Securities Risk

     The Trust may invest up to 20% of its total assets in non-U.S. securities, including emerging market securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign exchange rates;
(ii) future foreign economic, financial, political and social developments;
(iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.


     Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and West Africa. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.


     Because the Trust will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:
(i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self- sufficiency; and (vi) balance of payments position.


     As a result of these potential risks, Highland may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including Highland, have had no or limited prior experience.


Emerging Markets Risk

     The Trust may invest up to 20% of its total assets in securities of issuers based in emerging markets. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Trust's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.


Foreign Currency Risk

     Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Trust, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the Trust may enter into foreign currency transactions in an attempt to enhance total return which may further expose the Trust to the risks of foreign currency movements and other risks. See "Derivatives Risk" below.


Investments In Unseasoned Companies

     The Trust may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Trust may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Trust may invest.

Initial Public Offerings (IPOs) Risk

     The Trust may invest in shares of companies through IPOs. IPOs and companies that have recently gone public have the potential to produce substantial gains for the Trust, subject to the Trust's option writing strategy. However, there is no assurance that the Trust will have access to profitable IPOs. The investment performance of the Trust during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Trust is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.


Securities Lending Risk

     The Trust may lend its portfolio securities (up to a maximum of one-third of its total assets) to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust. Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities.


Risks Associated with Options on Securities

     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.


     As the writer of a covered call option, the Trust foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.


     When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust's potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.


Exchange-Listed Option Risks

     There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.


     The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Trust's capital appreciation potential on the underlying security.


Over-the-Counter Option Risk

     The Trust may write (sell) unlisted ("OTC" or "over-the-counter") options, and options written by the Trust with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Trust may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Trust's ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.


Index Option Risk

     The Trust intends to sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option. The value of index options written by the Trust, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Trust on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.


Interest Rate Risk

     Interest rate risk is the risk that debt securities, and the Trust's net assets, may decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Trust's debt security holdings.

Prepayment Risk

     If interest rates fall, the principal on debt held by the Trust may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Trust in securities bearing lower interest rates, resulting in a possible decline in the Trust's income and distributions to shareholders. The Trust may invest in pools of mortgages and other assets issued or guaranteed by private issuers or U.S. government agencies and instrumentalities. Mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.


Asset-Backed Securities Risk

     Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return.


Mortgage-Backed Securities Risk

     A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.


     When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Trust as the Trust may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.


     When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.


Non-Investment Grade Securities Risk

     There is no limit on the amount of the Trust's portfolio that may be invested in below investment grade securities. Non-investment grade securities are commonly referred to as "junk securities." Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade debt securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade debt securities may be less liquid than that of higher rated debt securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.


Derivatives Risk

     Derivative Transactions in which the Trust may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions, forward foreign currency contracts, currency swaps or options on currency futures and other derivatives transactions, also involve certain risks and special considerations. Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Derivative

Transactions depends on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Trust's incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Trust for investment purposes.


     To the extent that the Trust purchases options pursuant to a hedging strategy, the Trust will be subject to the following additional risks. If a put or call option purchased by the Trust is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Trust will lose its entire investment in the option.


     Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Trust might be unable to exercise an option it had purchased. If the Trust were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.


Market Risk Generally

     The profitability of a significant portion of the Trust's investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments and the movements of interest rates. There can be no assurance that the Investment Adviser will be able to predict accurately these price and interest rate movements. With respect to the investment strategies the Trust may utilize, there will be a high degree of market risk.


Reinvestment Risk

     The Trust reinvests the cash flows received from a security. The additional income from such reinvestment, sometimes called interest-on-interest, is reliant on the prevailing interest rate levels at the time of reinvestment. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds the Trust receives upon the maturity or sale of a portfolio security.


Timing Risk

     Many agency, corporate and municipal bonds, and most mortgage-backed securities, contain a provision that allows the issuer to "call" all or part of the issue before the bond's maturity date, often after 5 or 10 years. The issuer usually retains the right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because an issuer is more likely to call the bonds when interest rates have dropped, the Trust is exposed to reinvestment rate risk, i.e., the Trust may have to reinvest at lower interest rates the proceeds received when the bond is called. Finally, the capital appreciation potential of a bond will be reduced because the price of a callable bond may not rise much above the price at which the issuer may call the bond.


Inflation Risk
Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Trust purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate bonds, the Trust is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Arbitrage Risks

     The Trust will engage in capital structure arbitrage and other arbitrage strategies. Arbitrage strategies entail various risks including the risk that external events, regulatory approvals and other factors will impact the consummation of announced corporate events and/or the prices of certain positions. In addition, hedging is an important feature of capital structure arbitrage. There is no guarantee that the Investment Adviser will be able to hedge the Trust's portfolio in the manner necessary to employ successfully the Trust's strategy.


Short Sales Risk

     Short sales by the Trust that are not made "against the box" (that is when the Trust has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Trust to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Trust may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Trust might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.


Risks of Investing in Structured Finance Securities

     A portion of the Trust's investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Trust may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, and the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.


Risks of Investing in Preferred Securities

     There are special risks associated with investing in preferred securities, including:

               o Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

               o Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

               o Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

               o Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.


Risks of Investing in Derivative Instruments

     Derivative instruments, or "derivatives," include futures, options, swaps, structured securities and other instruments and contracts that are derived from, or the value of which is related to, one or more underlying securities, financial benchmarks, currencies or indices. Derivatives allow an investor to hedge or speculate upon the price movements of a particular security, financial benchmark currency or index at a fraction of the cost of investing in the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives of such asset. However, there are a number of other risks associated with derivatives trading. For example, because many derivatives are "leveraged," and thus provide significantly more market exposure than the money paid or deposited when the transaction is entered into, a relatively small adverse market movement can not only result in the loss of the entire investment, but may also expose the Trust to the possibility of a loss exceeding the original amount invested. Derivatives may also expose investors to liquidity risk, as there may not be a liquid market within which to close or dispose of outstanding derivatives contracts, and to counterparty risk. The counterparty risk lies with each party (the "counterparty") with whom the Trust contracts for the purpose of making derivative investments. In the event of the counterparty's default, the Trust will only rank as an unsecured creditor and risks the loss of all or a portion of the amounts it is contractually entitled to receive.


Risks of Investing in Swaps

     Investments in swaps involve the exchange with another party of their respective commitments. Use of swaps subjects the Trust to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Trust may enter into credit default swaps, currency swaps or other swaps which may be surrogates for other instruments such as currency forwards or options.


Risks of Investing in Synthetic Securities

     In addition to credit risks associated with holding non-investment grade loans and high-yield debt securities, with respect to synthetic securities the Trust will usually have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). The Trust generally will have no right to directly enforce compliance by the Reference Obligor with the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. The Trust will not benefit directly from any collateral supporting the Reference Obligation or have the benefit of the remedies on default that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of its counterparty, the Trust will be treated as a general creditor of such counterparty and will not have any claim with respect to the credit risk of the counterparty as well as that of the Reference Obligor. As a result, an overabundance of synthetic securities with any one counterparty subjects the notes to an additional degree of risk with respect to defaults by such counterparty as well as by the Reference Obligor. The Investment Adviser may not perform independent credit analyses of the counterparties, any such counterparty, or an entity guaranteeing such counterparty, individually or in the aggregate. A "Reference Obligation" is the debt security or other obligation upon which the synthetic security is based. A

"Reference Obligor" is the obligor on a Reference Obligation. There is no maximum amount of Trust's assets that may be invested in these securities.


Tax Risk

     The Trust may invest in derivative instruments, such as swaps, and other instruments, in order to obtain investment exposure to its principal investment categories or for other purposes. The Trust intends only to invest in such instruments to an extent and in a manner consistent with the Trust's qualification as a regulated investment company for federal income tax purposes. If the Trust were to fail to qualify as a regulated investment company in any year, then the Trust would be subject to federal (and state) income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). Trust income distributed to common shareholders would also be taxable to shareholders as ordinary dividend income to the extent attributable to the Trust's earnings and profits. Accordingly, in such event, the Trust's ability to achieve its investment objectives would be adversely affected, and common shareholders would be subject to the risk of diminished investment returns.


Valuation Risk

     Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.


Market Disruption and Geopolitical Risk

     The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Investment Adviser does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.


Risks of Investing in a Trust with Anti-Takeover Provisions

     The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.


Key Adviser Personnel Risk

     The Trust's ability to identify and invest in attractive opportunities is dependent upon Highland, its investment adviser. If one or more key individuals leaves Highland, Highland may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Trust from achieving its investment objectives.

                            MANAGEMENT OF THE TRUST


Trustees and Officers

     The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by Highland. There are five trustees of the Trust. Four of the trustees are not "interested persons" (as defined in the Investment Company Act) of the Trust. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.


Investment Adviser

     Highland acts as the Trust's investment adviser. Highland is located at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. As of January 31, 2007, the Investment Adviser managed approximately $34.2 billion in assets on behalf of investors around the world. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Messrs. Dondero and Okada have managed portfolios together since 1990.


     Responsibilities. The Investment Adviser provides the following services to the Trust: (i) furnishes an investment program for the Trust; (ii) determines, subject to the overall supervision and review of the board of trustees, the investments to be purchased, held, sold or exchanged by the Trust and the portion, if any, of the assets of the Trust to be held uninvested; (iii) makes changes in the investments of the Trust; and (iv) votes, exercises consents and exercises all other rights pertaining to such investments. Subject to the foregoing, the Investment Adviser, at its own expense, will have the authority to engage one or more sub-advisers in connection with the portfolio management of the Trust, which sub-advisers may be affiliates of the Adviser; provided, however, that the Adviser shall remain responsible to the Trust with respect to its duties and obligations set forth in the investment advisory agreement.


     Compensation. In return for its advisory services, the Investment Adviser will receive an annual fee, payable monthly, in an amount equal to 1.00% of the average weekly value of the Trust's Managed Assets (the "Advisory Fee"). The accrued fees will be payable monthly as promptly as possible after the end of each month during which the investment advisory agreement is in effect. The Investment Adviser may waive a portion of its fees. A discussion regarding the basis for the approval of the investment advisory agreement by the Trust's board is available in the Trust's report to shareholders for the period ending December 31, 2006.


     Potential Conflicts of Interest. Since the Trust employs leverage, the Investment Adviser will benefit because the Trust's Managed Assets will increase with leverage. Furthermore, the Investment Adviser will also benefit to the extent that the Trust's Managed Assets are derived from the reinvested collateral received on portfolio securities loaned.


     In addition to the Advisory Fee of Highland, the Trust pays all other costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with Highland), custodian, transfer and dividend disbursing agent expenses, legal fees, listing fees and expenses, expenses of independent auditors, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and reimbursement of actual expenses of the Investment Adviser or others for registration and maintenance of the Trust's registrations with the Commission and other jurisdictions and taxes, if any.


Administrator/Sub-Administrator

     Under an administration agreement dated May 19, 2006, Highland provides administration services to the Trust, provides executive and other personnel necessary to administer the Trust and furnishes office space. Highland will receive an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Trust's Managed Assets. The accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. Highland may waive a portion of its fees. Under a separate sub-administration agreement, dated May 19, 2006, Highland has delegated certain administrative functions to PFPC, Inc., at an annual rate, payable by Highland, of 0.01% of the average weekly value of the Trust's Managed Assets.


Portfolio Managers

     The Trust's portfolio managers are James Dondero, Mark Okada and Kurtis Plumer. Their investment decisions are not subject to the oversight, approval or ratification of a committee.


     Kurtis Plumer, CFA. Mr. Plumer is a Senior Portfolio Manager and co-head of the Distressed Group at Highland where he is responsible for managing the sourcing, investing and monitoring process. He has over 14 years of experience in distressed, high yield bond and leveraged loan products. Prior to joining Highland in 1999, Mr. Plumer was a distressed high yield bond trader at Lehman Brothers in New York, where he managed a $250 million portfolio invested in global distressed securities. While at Lehman, he also traded emerging market sovereign bonds. Prior to joining Lehman Brothers, Mr. Plumer was a corporate finance banker at NationsBanc Capital Markets, Inc. (now Bank of America Capital Markets, Inc.) where he focused on M&A and financing transactions for the bank's clients. Mr. Plumer earned a BBA in Economics and Finance from Baylor University and an MBA in Strategy and Finance from the Kellogg School at Northwestern University. Mr. Plumer is a Chartered Financial Analyst.


     James Dondero, CFA, CPA, CMA. Mr. Dondero is a founder and President of Highland. Formerly, Mr. Dondero served as Chief Investment Officer of Protective Life's GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, emerging markets, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia, 1984 with degrees in Accounting and Finance. Mr. Dondero is a Certified Public Accountant, Chartered Financial Analyst and a Certified Management Accountant.


     Mark Okada, CFA. Mr. Okada is Executive Vice President of Strand and the funds in the Highland Fund Complex. Mr. Okada is a founder and Chief Investment Officer of Highland and has served as Chief Investment Officer since 2000. From 1993 to 2000, Mr. Okada served as Executive Vice President of Highland. He is responsible for overseeing Highland's investment activities for its various funds and has over 19 years of experience in the leveraged finance market. Formerly, Mr. Okada served as Manager of Fixed Income for Protective Life's GIC subsidiary from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990, he served as Vice President for Hibernia National Bank, managing over $1 billion of high-yield bank loans. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He completed his credit training at Mitsui and is a Chartered Financial Analyst. Mr. Okada is also Chairman of the Board of Directors of Common Grace Ministries Inc.


     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities issued by the Trust.


                                NET ASSET VALUE


     The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Trust calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Trust (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Trust.

Valuations

     The Trust uses the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to policies and procedures approved by the board of trustees:


    (i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Investment Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Trust's loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.


   (ii) Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the Investment Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.


  (iii) Listed options, or over-the-counter options for which representative brokers' quotations are available, will be valued in the same manner as listed or over-the-counter securities as hereinabove provided. Premiums for the sale of such options written by the Trust will be included in the assets of the Trust, and the market value of such options shall be included as a liability.


   (iv) The Trust's non-marketable investments will generally be valued in such manner as the Investment Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Trust's board of trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Trust's board of trustees.


     When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Investment Adviser deems relevant.


                             PLAN OF DISTRIBUTION


     The Fund may sell the Common and Preferred Shares offered under this prospectus and any prospectus supplements, through:

     o  underwriting syndicates;

     o  at-the-market transactions; and

     o  privately negotiated transactions.


     The Trust will bear the expenses of any offerings, including but not limited to, the expenses of preparation of the prospectus, any prospectus supplement and SAI for any offerings and the expense of counsel and auditors of in connection with any offering. As such, the Trust's common shareholders will indirectly bear the various expenses to the Trust associated with any offerings as described herein.


Distribution Through Underwriting Syndicates


      The Trust from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Trust's Common Shares, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Trust will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the
Trust, [   ], one of the Trust's underwriters and the underwriting syndicate.



The Trust will offer its shares at price equal to a specified discount of up to [ ]% from the closing market price of the Trust's Common Shares on the day prior to the offering date. The applicable discount will be determined by the
Trust and [      ] in consultation with the underwriting syndicate on a
transaction-by-transaction basis. The Trust will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to [ ]% of the gross per share offering price. The minimum net proceeds per share to the Trust will not be less than the greater of (i) the Trust's latest net asset value per Common Share or (ii) [ ]% of the closing market price of the Trust's Common Shares on the day prior to the offering date.


Distribution Through At-the-Market Transactions

      The Trust may enter into a Distribution Agreement with [ ], a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The summary of the Distribution Agreement contained herein is qualified by reference to the Distribution Agreement.


      Common Shares will only be sold on such days as determined by the Trust
and [     ].  Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Trust. The minimum price on any day will not be less than the current net asset value per Common Share plus the per share amount of the commission to be paid to [ ]. The Trust and [ ] will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.



    The Trust will compensate [ ] with respect to the sale of the Common Shares will be at a fixed commission rate of [ %] of the gross sales price per share of the Common Shares sold. [ ] will compensate broker-dealers participating in the offering at a fixed rate of [ %] of the gross sales price per share of the Common Shares sold by that broker-dealer. Dealer reallowance may be changed by [ ] from time to time. Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made. Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made.


      The offering of Common Shares pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of all Shares subject thereto or (ii) termination of the Distribution Agreement. The Trust and [ ] each have the right to terminate the Distribution Agreement in its discretion at any time.

Distribution Through Privately Negotiated Transactions

    The Trust from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Shares.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Trust. In determining whether to sell Common Shares through a privately negotiated transaction, the Trust will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.

Common Shares issued by the Trust through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per Common Share of the Trust's Common Shares or (ii) at a discount ranging from 0% to [ ]% of the average daily closing market price of the Trust's Common Shares at the close of business on the [ ] business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Trust on a transaction-by-transaction basis. The Trust will not pay any commissions with regard to privately negotiated transactions, but an investor may be subject to a front-end sales charge of up to [ %] paid to or retained by a third party broker-dealer through which such transaction may be effected.

                                 DISTRIBUTIONS


         If the Trust issues Preferred Shares, it will pay dividends to the holders of the Preferred Shares at either fixed or variable short-term interest rates, as described in a prospectus supplement accompanying each Preferred Share offering, of its investment company taxable income.


     Subject to market conditions and the right of owners of preferred shares to receive a dividend preference, we also expect to declare the initial monthly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. The Trust intends to pay any capital gain distributions annually.


     So long as shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accumulated dividends on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. In the event that the Trust issues preferred stock and fails to pay dividends on the Preferred Shares for eight quarters in the aggregate, the holders of Preferred Shares would be entitled to elect a majority of the board of trustees until all Preferred Share dividends are current.


     Various factors will affect the level of the Trust's current income and current gains, such as its asset mix and the Trust's use of options. To permit the Trust to maintain more stable monthly dividends and annual distributions, the Trust may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular period may be more or less than the amount of income and gains actually earned by the Trust during the applicable period. Undistributed income and gains will add to the Trust's net asset value and, correspondingly, distributions from undistributed income and gains and from capital, if any, will be deducted from the Trust's net asset value. See "Distributions." Shareholders will automatically have all dividends and distributions reinvested in common shares issued by the Trust or common shares of the Trust purchased in the open market in accordance with the Trust's Dividend Reinvestment Plan unless an election is made to receive cash. Each participant in the Trust's Dividend Reinvestment Plan will pay a pro rata portion of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Trust's Dividend Reinvestment Plan are subject to a sales fee and a brokerage commission. See "Dividend Reinvestment Plan" and "Distributions".


                          DIVIDEND REINVESTMENT PLAN


     Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for the common shares of the Trust will be automatically paid in the form of or, reinvested by PFPC, Inc. (the "Plan Agent"), agent for shareholders in administering the Trust's Dividend Reinvestment Plan (the "Plan") in, additional common shares of the Trust. If you are a registered owner of common shares and elect not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC, Inc., as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting PFPC, Inc., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional shares of the Trust for you.


     The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder's shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common or preferred shares, as applicable. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere.

     If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Trust will issue common shares, including fractions, to the participants in the amount of the dividend. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.


     If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.


     In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 120 days after the payment date for such dividend, whichever is sooner (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the "ex-dividend" date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.


     The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.


     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.


     There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. See "Tax Matters." Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold.


     The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at PFPC, Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809; telephone (877) 665-1287.


                       DESCRIPTION OF CAPITAL STRUCTURE


Common Shares

     The Trust is a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of March 10, 2006. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The Trust currently is not aware of any expenses that will be paid pursuant to this provision, except to the extent fees payable under its Dividend Reinvestment Plan are deemed to be paid pursuant to this provision.


     The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.


     The Trust has no present intention of offering any additional shares other than the Preferred Shares and common shares issued under the Trust's Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.


     The Trust's common shares are listed on the New York Stock Exchange under the symbol "HCF."


     Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See the Statement of Additional Information under "Repurchase of Common Shares."


Preferred Shares

     Currently, an unlimited amount of the Trust's shares have been classified by the Board of Trustees as preferred shares, par value $0.001 per share. The terms of such preferred shares may be fixed by the Board of Trustees and would materially limit and/or qualify the rights of the holders of the Trust's common shares.


     If the Trust issues Preferred Shares, it will pay dividends to the holders of the Preferred Shares based on short-term interest rates at either a fixed rate or a rate that will be reset frequently, as described in a prospectus supplement accompanying each Preferred Share offering, of its investment company taxable income.


     Upon a liquidation, each holder of the Preferred Shares will be entitled to receive out of the assets of the Trust available for distribution to shareholders (after payment of claims of the Trust's creditors but before any distributions with respect to the Trust's common shares or any other shares of the Trust ranking junior to the

Preferred Shares as to liquidation payments) an amount per share equal to such share's liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. The Preferred Shares will rank on a parity with any other series of preferred shares of the Trust as to the payment of distributions and the distribution of assets upon liquidation, and will be junior to the Trust's obligations with respect to any outstanding senior securities representing debt. The Preferred Shares carry one vote per share on all matters on which such shares are entitled to vote. The Preferred Shares will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board of Trustees may by resolution classify or reclassify any authorized but unissued capital shares of the Trust from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Trust will not issue any class of shares senior to the Preferred Shares.


     Rating Agency Guidelines. Upon issuance, the Preferred Shares will be rated "Aaa" by Moody's and "AAA" by S&P. The Trust is required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred shares, with respect to the separate guidelines Moody's and S&P has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and S&P guidelines also impose certain diversification requirements and industry concentration limitations on the Trust's overall portfolio, and apply specified discounts to securities held by the Trust (except certain money market securities). The "Basic Maintenance Amount" is equal to (i) the sum of (a) the aggregate liquidation preference of any preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred shares) an amount equal to the aggregate accumulated but unpaid distributions (whether or not earned or declared) in respect of such preferred shares, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Trust expenses and (d) certain other current liabilities (excluding any unmade distributions on the Trust's common shares) less (ii) the Trust's (a) cash and (b) assets consisting of indebtedness which (y) mature prior to or on the date of redemption or repurchase of the preferred shares and are U.S. government securities or evidences of indebtedness rated at least "Aaa," "P-1", "VMIG-1" or "MIG-1" by Moody's or "AAA", "SP-1+" or "A-1+" by S&P, and (z) is held by the Trust for distributions, the redemption or repurchase of preferred shares or the Trust's liabilities.


     If the Trust does not timely cure a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the Preferred Shares at the request of the Trust, the Trust may, and in certain circumstances will be required to, mandatorily redeem preferred shares, as described below under " -- Redemption."


     The Trust may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody's and S&P. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency's ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares at the request of the Trust may, at any time, change or withdraw any such rating. The Board of Trustees, without further action by the shareholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Trust pursuant to the rating agency guidelines if the Board of Trustees determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody's and S&P, as the case may be, is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Trust by Moody's and S&P (or such other rating agency then rating the preferred shares at the request of the Trust) that such modification would not adversely affect, as the case may be, its then current rating of the Preferred Shares.


     The Board of Trustees may amend the Statement of Preferences definition of "Maximum Rate" (the "maximum rate" as defined below under " -- Distributions on the Preferred Shares -- Maximum Rate") to increase the percentage amount by which the applicable reference rate is multiplied or to increase the applicable spread to which the reference rate is added to determine the maximum rate without the vote or consent of the holders of the preferred shares other shareholder of the Trust, but only after consultation with the broker-dealers and with confirmation from each applicable rating agency that the Trust could meet applicable rating agency asset coverage tests immediately following any such increase.

     As described by Moody's and S&P, the ratings assigned to the Preferred Shares are assessments of the capacity and willingness of the Trust to pay the obligations of each of the Preferred Shares. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell shares of either series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Trust and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.


     The rating agency guidelines will apply to the Preferred Shares, as the case may be, only so long as such rating agency is rating such shares at the request of the Trust. The Trust will pay fees to Moody's and S&P for rating the Preferred Shares.


     Asset Maintenance Requirements. In addition to the requirements summarized under " -- Rating Agency Guidelines" above, the Trust must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. The 1940 Act requirements are summarized below.


     The Trust will be required under the Preferred Shares Statement of Preferences (the "Statement of Preferences") to determine whether it has, as of the last business day of each March, June, September and December of each year, an "asset coverage" (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940
Act) with respect to all outstanding senior securities of the Trust that are stock, including any outstanding Preferred Shares. If the Trust fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, the Trust may, and in certain circumstances will be required to, mandatorily redeem the number of preferred shares sufficient to satisfy such asset coverage. See " -- Redemption" below.


     Distributions. Upon the issuance of Preferred Shares in one or more Preferred Share offerings, an accompanying prospectus supplement would specify whether dividends on such Preferred Shares will be based on a fixed or variable rate. If such prospectus supplement specifies that dividends will be paid at a fixed rate ("Fixed Rate Preferred Stock"), holders of such Preferred Shares may be entitled to receive, out of funds legally available therefor, cumulative cash distributions, at the annual rate of % (computed on the basis of a 360-day year consisting of twelve 30-day months) of the liquidation preference of $[ ] per share, payable quarterly on [ ], [ ], [ ], and [ ] of each year or, if any such day is not a business day, the immediately succeeding business day. Such distributions will accumulate from the date on which such shares are issued.


     In the alternative, the prospectus supplement may state that the holders of the Preferred Shares are entitled to receive cash distributions stated at annual rates as a percentage of its $[ ] per share liquidation preference, that will vary from dividend period to dividend period ("Variable Rate Preferred Stock"). The dividend rate for the initial dividend period for the Preferred Shares in one or more offerings will be the rate set out on the cover of the prospectus supplement. For subsequent dividend periods, the Preferred Shares will pay distributions based on a rate set at the auction, normally held weekly, but the rates set at the auction will not exceed the maximum rate. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, distributions are also paid weekly, on the business day following the end of the dividend period. The Trust, subject to some limitations, may change the length of the dividend periods, designating them as "special dividend periods," as described below.


     Distribution Payments. Except as described below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more (or less) than seven days will be set out in the notice designating a special dividend period. See " -- Designation of Special Dividend Periods" for a discussion of payment dates for a special dividend period.


     If a dividend payment date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

             o the dividend payment date for the affected dividend period will be the next business day on which the Trust and its paying agent, if any, are able to cause the distributions to be paid using their reasonable best efforts;

             o the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

             o the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.


     Determination of Dividend Rates. The Trust computes the distributions per share by multiplying the applicable rate determined at the auction by a fraction, the numerator of which normally is the number of days in such dividend period and the denominator of which is 360. This applicable rate is then multiplied by $[ ] to arrive at the distribution per share.


     Maximum Rate. The dividend rate that results from an auction for Preferred Shares will not be greater than the applicable "maximum rate." The maximum rate for any standard dividend period will be the greater of the applicable percentage of the reference rate or the reference rate plus the applicable spread. The reference rate will be the applicable LIBOR Rate (as defined below) for a dividend period of fewer than 365 days or the Treasury Index Rate (as defined below) for a dividend period of 365 days or more. The applicable percentage and the applicable spread will be determined based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and S&P on the auction date for such period (as set forth in the table on the next page). If Moody's and/or S&P do not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special dividend period, (1) the Trust will communicate the maximum applicable rate in a notice of special rate period for such dividend payment period, (2) the applicable percentage and applicable spread will be determined on the date two business days before the first day of such special dividend period and (3) the reference rate will be the applicable LIBOR Rate for a dividend period of fewer than 365 days or the Treasury Index Rate for a dividend period of 365 days or more.


     The Trust will take all reasonable action necessary to enable Moody's and S&P to provide ratings for the Preferred Shares. If such ratings are not made available by Moody's or S&P, the Trust will select one or more other rating agencies to act as substitute rating agencies.


     The "LIBOR Rate," as described in greater detail in the Statement of Preferences is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for the Preferred Shares.


     The "Treasury Index Rate," as described in greater detail in the Statement of Preferences, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for the Preferred Shares.



                        Credit Ratings                            Applicable Percentage      Applicable Spread
              Moody's                            S&P
                Aaa                              AAA                       150%                    1.50%

            Aa3 to Aa1                       AA- to AA+                    250%                    2.50%

             A3 to A1                         A- to A+                     350%                    3.50%

           Baa1 or lower                    BBB+ or lower                  550%                    5.50%

Assuming the Trust maintains an "AAA" and "Aaa" rating on the Preferred Shares, the practical effect of the different methods used to determine the maximum rate is shown in the table below:



                                  Maximum Applicable           Maximum Applicable           Method Used to
                                    Rate Using the               Rate Using the          Determine the Maximum
Reference Rate                   Applicable Percentage          Applicable Spread           Applicable Rate

             1%                          1.50%                        2.50%                     Spread

             2%                          3.00%                        3.50%                     Spread

             3%                          4.50%                        4.50%                     Either

             4%                          6.00%                        5.50%                   Percentage

             5%                          7.50%                        6.50%                   Percentage

             6%                          9.00%                        7.50%                   Percentage


There is no minimum dividend rate in respect of any dividend period.


     Effect of Failure to Pay Distributions in a Timely Manner. If the Trust fails to pay the paying agent the full amount of any distribution or redemption price, as applicable, for the Preferred Shares in a timely manner, the dividend rate for the Preferred Shares for the dividend period following such a failure to pay (such period referred to as the default period) and any subsequent dividend period for which such default is continuing will be the default rate. In the event the Trust fully pays all default amounts due during a dividend period, the dividend rate for the remainder of that dividend period will be, as the case may be, the applicable rate (for the first dividend period following a dividend default) or the then maximum rate (for any subsequent dividend period for which such default is continuing).


     The default rate is 550% of the applicable LIBOR Rate for a dividend period of 364 days or fewer and 550% of the applicable Treasury Index Rate for a dividend period of longer than 364 days.


     Designation of Special Dividend Periods. The Trust may instruct the auction agent to hold auctions more or less frequently than weekly and may designate dividend periods longer or shorter than one week. The Trust may do this if, for example, the Trust expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Trust's leverage on holders of its common shares. The Trust does not currently expect to hold auctions and pay distributions less frequently than weekly or establish dividend periods longer or shorter than one week. If the Trust designates a special dividend period, changes in interest rates could affect the price received if Preferred Shares are sold in the secondary market.


     Any designation of a special dividend period for the Preferred Shares will be effective only if (i) notice thereof has been given as provided for in the Governing Documents, (ii) any failure to pay in a timely manner to the auction agent the full amount of any distribution on, or the redemption price of, the Preferred Shares has been cured as provided for in the Governing Documents, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) if the Trust has mailed a notice of redemption with respect to the Preferred Shares, the Trust has deposited with the paying agent all Trusts necessary for such redemption and (v) the Trust has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount (as defined below), and the Trust has provided notice of such designation and a Basic Maintenance Report to each rating agency then rating the Preferred Shares at the request of the Trust.


     The dividend payment date for any such special dividend period will be set out in the notice designating the special dividend period. In addition, for special dividend periods of at least 91 days, dividend payment dates will occur on the first business day of each calendar month within such dividend period and on the business day following the last day of such dividend period.


     Before the Trust designates a special dividend period: (i) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Trust will issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (ii) the Trust must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.


Restrictions on Dividends and Other Distributions for the Preferred Shares

     So long as any Preferred Shares are outstanding, the Trust may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless:

          o the Trust has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Trust's outstanding preferred shares due on or prior to the date of such common share dividend or distribution;

          o the Trust has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Trust's Governing Documents; and

          o after making the distribution, the Trust meets applicable asset coverage requirements described under " -- Rating Agency Guidelines" and " -- Asset Maintenance Requirements."


     No full distribution will be declared or made on the Preferred Shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Trust ranking on a parity with the Preferred Shares as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Trust ranking on a parity with the Preferred Shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Trust's obligation to make distributions on the Preferred Shares will be subordinate to its obligations to pay interest and principal, when due, on any of the Trust's senior securities representing debt.


Redemption

     Mandatory Redemption Relating to Asset Coverage Requirements. The Trust may, at its option, consistent with its Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem Preferred Shares in the event that:

          o the Trust fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before 60 days, in the case of the Fixed Rate Preferred Stock, or 10 business days, in the case of the Variable Rate Preferred Stock, following such failure; or

          o the Trust fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.

     The redemption price for Preferred Shares subject to mandatory redemption will be $[ ] per share for Fixed Rate Preferred Stock or $[ ] per share for Variable Rate Preferred Stock, as stated in the prospectus supplement accompanying the issuance of such Preferred Shares, plus an amount equal to any accumulated but unmade distributions (whether or not earned or declared) to the date fixed for redemption, plus (in the case of Preferred Shares subject to a variable rate having a dividend period of more than one year) any applicable redemption premium determined by the Board of Trustees.


     The number of Preferred Shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding Preferred Shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the Preferred Shares. In the event that Preferred Shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Trust may, but is not required to, redeem a sufficient number of Preferred Shares so that the Trust's assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that Preferred Shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Trust may, but is not required to, redeem a sufficient number of Preferred Shares so that the Trust's discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage). In addition, as discussed under " -- Optional Redemption of the Preferred Shares" below, the Trust generally may redeem Preferred Shares subject to a variable rate, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period.


     If the Trust does not have fund legally available for the redemption of, or is otherwise unable to redeem, all the Preferred Shares to be redeemed on any redemption date, the Trust will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Trust will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.


     If fewer than all of the Trust's outstanding Preferred Shares are to be redeemed, the Trust, at its discretion and subject to the limitations of the Governing Documents and 1940 Act, will select the one or more series of Preferred Shares from which shares will be redeemed and the amount of Preferred Shares to be redeemed from each such series. If less than all Preferred Shares of a series are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Trust may determine). If fewer than all the Preferred Shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.


     Optional Redemption of Fixed Rate Preferred Stock. The Preferred Shares will not be subject to optional redemption by the Trust until [ ], and only if such redemption is necessary, in the judgment of the Trust, to maintain the Trust's status as a regulated investment company under the Code. Commencing on [ ] and thereafter, the Trust may at any time redeem Preferred Shares in whole or in part for cash at a redemption price per share equal to $[ ] per share plus accumulated and unmade distributions (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under " -- Redemption Procedures" and the limitations of the Governing Documents and 1940 Act.


     Optional Redemption of Variable Rate Preferred Stock.. The Trust
generally may redeem Preferred Shares subject to a variable rate, if issued, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. The Trust may designate a non-call period during a dividend period of more than seven days.
In the case of such Preferred Shares having a dividend period of one year or
less, the redemption price per share will equal $[     ] plus an amount equal to
any accumulated but unmade distributions thereon (whether or not earned or declared) to the redemption date, and in the case of such Preferred Shares having a dividend period of more than one year, for the redemption price per
share will equal $[     ] plus any redemption premium applicable during such
dividend period. Such redemptions are subject to the notice requirements set forth under " -- Redemption Procedures" and the limitations of the Governing Documents and 1940 Act.


     Redemption Procedures. A notice of redemption with respect to an optional redemption will be given to the holders of record of Preferred Shares selected for redemption not less than 15 days (subject to NYSE requirements), in the case of the Preferred Shares subject to a fixed rate, and not less than seven days in the case of the Preferred Shares subject to a variable rate, nor, in both cases, more than 40 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of Preferred Shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Statement of Preferences, as applicable, under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.


The holders of any Preferred Shares, whether subject to a variable or fixed rate, will not have the right to redeem any of their shares at their option.


The following table provides information about the Trust's outstanding shares as of December 31, 2006.

                                                                        Amount
Title of Class                                Amount Authorized      Outstanding

Common Shares                                     Unlimited           34,511,355

Preferred Shares                                  Unlimited               0


     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.


     Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.


     Redemption, Purchase and Sale of Preferred Shares by the Trust. The terms of the Preferred Shares are expected to provide that (i) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Trust may tender for or purchase Preferred Shares and (iii) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.


Other Shares

     The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.



     Credit Facility. The Trust is currently using leverage through borrowings from a credit facility. The Trust has entered into definitive secured loan
agreements with Scotia to borrow up to $        (the "Loan Agreement"). Such
borrowings constitute financial leverage. The Loan Agreement contains covenants that may limit the Trust's ability to: (i) pay dividends in certain circumstances, (ii) incur additional debt and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. For instance, the Trust agreed not to purchase assets not contemplated by the Investment Policies and Restrictions in the Prospectus in effect when the Loan Agreement became effective. Furthermore, the Trust may not incur additional debt from any other party, except for in limited circumstances (e.g. in the ordinary course of business). In addition, the Loan Agreement contains a covenant requiring asset coverage ratios that may be more stringent than those required by the Investment Company Act. Any senior security representing indebtedness, as defined in Section 18(g) of the 1940 Act, must have asset coverage of at least 300%. The Trust may use proceeds from the Preferred Shares to pay its obligation under the Loan Agreement or the Preferred Shares may constitute additional leverage.



      ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST


     The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office (for cause, and not without cause) by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.


     In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust.


     The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.


     To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Following any such conversion, it is possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.


     For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.


     The Declaration of Trust also provides that the Trust may be liquidated upon the approval of 80% of the trustees.


     The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Trust's Agreement and Declaration of Trust, on file with the Commission for the full text of these provisions.


                           CLOSED-END FUND STRUCTURE


     The Trust is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value" (less a redemption fee, if applicable, or contingent deferred sales charge, if applicable). Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.


     Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.


                          REPURCHASE OF COMMON SHARES


     Shares of closed-end investment companies often trade at a discount to their net asset value, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.


     There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding or borrowings. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.


                                  TAX MATTERS


     The following discussion summarizes certain U.S. federal income tax considerations affecting the Trust and its shareholders that are U.S. persons as defined for U.S. federal income tax purposes. For more information, please see the Statement of Additional Information, under "Tax Matters." Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences to you of an investment in the Trust.


     The Trust intends to qualify annually as a regulated investment company under the Internal Revenue Code. Accordingly, the Trust generally will not be subject to U.S. federal income tax on its net investment income and net realized capital gains that the Trust distributes to its shareholders. The Trust expects to pay its shareholders annually at least 90% of such income.


     Distributions paid to both common and preferred shareholders by the Trust from its net realized long-term capital gains, if any, that the Trust designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Trust (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

     In general, the Trust does not expect that a significant portion of its ordinary income dividends will be treated as qualified dividend income, which is eligible for taxation at the rates applicable to long-term capital gains in the case of individual shareholders, or that a corporate shareholder will be able to claim a dividends received reduction with respect to any significant portion of Trust distributions.


     Dividends and other taxable distributions are taxable to you even if they are reinvested in additional Common Shares of the Trust. Dividends and other distributions paid by the Trust are generally treated as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.


     The price of Common or Preferred Shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase Common Shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.


     The Trust will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Trust. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.


     If you sell or otherwise dispose of Common or Preferred Shares of the Trust (including exchange them for Common or Preferred Shares of another fund), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Trust and the amount you receive in exchange for such shares. If you hold your Common or Preferred Shares as capital assets, any such gain or loss generally will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale.


     The Trust may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a non-corporate shareholder who fails to provide the Trust (or its agent) with the shareholder's correct taxpayer identification number (in the case of an individual, generally, such individual's social security number) or to make the required certification, or who has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.


     The discussions set forth herein and in the Statement of Additional Information do not constitute tax advice, and you are urged to consult your own tax advisor to determine the specific U.S. federal, state, local and foreign tax consequences to you of investing in the Trust.


                         CUSTODIAN AND TRANSFER AGENT


     The Custodian of the assets of the Trust will be PFPC Trust Company (8800 Tinicum Blvd., 4th Floor, Philadelphia, PA 19153; telephone (877) 665-1287). The Custodian will perform custodial, fund accounting and portfolio accounting services. PFPC, Inc. (301 Bellevue Parkway, Wilmington, Delaware 19809; telephone (877) 665-1287) will serve as the Trust's transfer agent with respect to its common shares.


                                LEGAL OPINIONS


     Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.


                        PRIVACY PRINCIPLES OF THE TRUST


     The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the

Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.


     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).


     The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's Investment Adviser and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                                            Page
                                                                            ----

Use of Proceeds.............................................................B-3
Investment Restrictions.....................................................B-3
Investment Policies and Techniques..........................................B-4
Other Investment Policies and Techniques....................................B-12

Management of the Trust.....................................................B-15

Portfolio Transactions and Brokerage........................................B-21
Repurchase of Common Shares.................................................B-21
Tax Matters.................................................................B-22
Experts.....................................................................B-26
Additional Information......................................................B-26

Appendix A..................................................................A-1
Appendix B..................................................................B-1


                        Highland Credit Strategies Fund

Statement of Additional Information
Dated [               ], 2007

                                Highland Credit
                                Strategies Fund

                      Statement of Additional Information

     Highland Credit Strategies Fund (the "Trust") is a non-diversified, closed-end management investment company registered under the Investment Company Act with no operating history. This Statement of Additional Information registered under the Investment Company Act does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [ ], 2007. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-877-665-1287. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.


                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----


Use of Proceeds.............................................................B-2
Investment Restrictions.....................................................B-2

Investment Policies and Techniques..........................................B-4
Other Investment Policies and Techniques....................................B-12
Management of the Trust.....................................................B-15
Portfolio Transactions and Brokerage........................................B-21
Repurchase of Common Shares.................................................B-21
Tax Matters.................................................................B-22
Experts.....................................................................B-26
Additional Information......................................................B-26
Appendix A..................................................................A-1
Appendix B..................................................................B-1



          This Statement of Additional Information is dated [ ], 2007

                                USE OF PROCEEDS


     Pending investment in securities that meet the Trust's investment objectives and policies, the net proceeds of this offering will be invested in short-term debt securities of the type described under "Investment Policies and Techniques -- Short-Term Debt Securities." We currently anticipate that the Trust will be able to invest primarily in securities that meet the Trust's investment objectives and policies within approximately three months after the completion of this offering.


                            INVESTMENT RESTRICTIONS


     Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a "majority of the outstanding"(1) common shares and any Preferred Shares, if any, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares, if any, voting as a separate class:

              (1) invest 25% or more of the value of its total assets in any single industry or group of industries;

              (2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;

              (3) make loans of money or property to any person, except through loans of portfolio securities up to a maximum of 33 1/3% of the Trust's total assets, the purchase of debt securities, including bank loans (senior loans) and participations therein, or the entry into repurchase agreements up to a maximum of 33 1/3% of the Trust's total assets;

              (4) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Trust may be deemed to be an underwriter;

              (5) purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets; or

              (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.


     As currently relevant to the Trust, the Investment Company Act requires an asset coverage of 200% for a closed-end fund issuing Preferred Shares and for borrowings exceeding 5% of the Trust's assets (excluding temporary borrowings).



(1) When used with respect to shares of the Trust, "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

     The Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees and without shareholder approval. The Trust may not:

              (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security; and


              (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder. Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Advisory Fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.


     In addition, to comply with the federal tax requirements for qualification as a registered investment company, the Trust's investments must meet certain diversification requirements. See "Tax Matters."


     The percentage limitations applicable to the Trust's portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment, except that the percentage limitation with respect to borrowing applies at all times, and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.


                      INVESTMENT POLICIES AND TECHNIQUES


     The following information supplements the discussion of the Trust's investment objectives, policies and techniques that are described in the prospectus.


Short-Term Debt Securities



(1) For temporary defensive purposes or to keep cash on hand, the Trust may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following: U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.





              (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. Highland monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Highland does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

              (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. Highland will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.


Equity Securities

     The Trust may invest in equity securities including preferred stocks, convertible securities, warrants and depository receipts.

     Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.


     Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


     Depository Receipts. The Trust may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or U.S. underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs may present additional investment considerations of non-U.S. securities.


Variable and Floating Rate Instruments

     The Trust may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Trust may invest in leveraged inverse floating rate debt instruments ("Inverse Floaters"). The interest rate of an Inverse Floater resets in the opposite direction from the market rate of interest to which it is indexed. An Inverse Floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in Inverse Floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the Trust. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for the Trust to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Trust is not entitled to exercise its demand rights.


     With respect to purchasable variable and floating rate instruments, Highland will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Trust to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Trust is not entitled to exercise its demand rights, and the Trust could, for these or other reasons, suffer a loss, with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Trust involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Derivative Transactions and Risk Management

     Consistent with its investment objectives and policies set forth in the prospectus and in addition to its option strategy, the Trust may also enter into certain risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions. Derivative Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Derivative Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Derivative Transaction is a function of market conditions. The ability of the Trust to manage them successfully will depend on Highland's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Derivative Transactions that the Trust may use are described below. Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.


     Futures Contracts and Options on Futures Contracts. In connection with its Derivative Transactions and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will engage in such transactions only for bona fide risk management and other portfolio management purposes.


     Forward Foreign Currency Contracts. The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.


     The Trust may engage in various forward currency contract strategies:

             o The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

             o The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and Highland believes that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency.

             o The Trust may also purchase forward currency contracts to enhance income when Highland anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

             o The Trust may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.

             o The Trust could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Trust's existing investments are denominated.

             o The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if Highland anticipates that there will be a correlation between the two currencies.

             o The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

             o When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term strategy is highly uncertain.


     Calls on Securities, Indices and Futures Contracts. In addition to its option strategy, in order to enhance income or reduce fluctuations on net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.


     Puts on Securities, Indices and Futures Contracts. In addition to its option strategy, the Trust may purchase put options ("puts") that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.


     Interest Rate Transactions. Among the Derivative Transactions in which the Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.


     The Trust may enter into interest rate swaps, caps and floors on either an asset based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Derivative Transactions are incurred into for good faith risk management purposes. Highland and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.


     Credit Derivatives. The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.


     There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Highland is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if Highland is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the

Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.


     Below under "General Characteristics of Risks of Derivative Transactions" is further information about the characteristics, risks and possible benefits of Derivative Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Derivative Transactions are: (i) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by Highland; and
(iv) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.


     Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Derivative Transactions. See "Tax Matters."


General Characteristics and Risks of Derivative Transactions

     In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Derivative Transactions. The Trust will engage in such activities in the Investment Adviser's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Derivative Transactions may give rise to taxable income.


Put and Call Options on Securities and Indices

     The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on securities indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.


     The Trust's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction.


     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.


Futures Contracts and Related Options

     Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).


     Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.


     Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Trust's board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.


     Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the

Trust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments.


     Such Amounts Fluctuate as the Obligations Increase or Decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.


     Derivative Transactions Present Certain Risks. With respect to Derivative Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Derivative Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Derivative Transactions will depend on the Investment Adviser's and the sub-adviser's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Derivative Transactions will reduce net asset value.


     Regulatory Considerations. The Trust has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.


                   OTHER INVESTMENT POLICIES AND TECHNIQUES


Restricted and Illiquid Securities

     Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.


When-Issued and Forward Commitment Securities

     The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Pay-in-kind Bonds

     The Trust may invest in Pay-in-kind, or "PIK" bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Trust may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Trust may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


Brady Bonds

     The Trust's emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. A significant amount of the Brady Bonds that the Trust may purchase have no or limited collateralization, and the Trust will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Trust may invest are likely to be acquired at a discount.


Mezzanine Investments

     The Trust may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.


Loan Participations and Assignments

     The Trust may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporation or foreign government and one or more financial institutions ("Lenders"). The Trust's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in the Trust having a contractual relationship only with the Lender not the borrower. The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and the Trust and only upon receipt by the Lender of the payments by the borrower. In connection with purchasing Participations, the Trust generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the Loan in which is has purchased the Participation. As a result the Trust will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Trust may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Trust will acquire Participations only if the Lender interpositioned between the Trust and the borrower is determined by Highland to be creditworthy. When the Trust purchases Assignments from Lenders, the Trust will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Trust as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Trust may have difficulty disposing of Assignments and Participations. Because there is no liquid market for such securities, the Trust anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Trust's ability to dispose of particular Assignments or Participations when necessary to meet the Trust's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Trust to assign a value to those securities for purposes of valuing the Trust's portfolio and calculating its net asset value.


Structured Investments

     The Trust may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Trust anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.


     The Trust is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.


     Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the Investment Company Act. As a result, the Trust's investment in these Structured Investments may be limited by the restrictions contained in the Investment Company Act. Structured Investments are typically sold in private placement transaction, and there currently is no active trading market for Structured Investments.


Project Loans

     The Trust may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. Government.


Zero Coupons and Deferred Payment Obligations

     The Trust may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to potentially avoid liability for federal income and excise taxes, the Trust may be required to distribute income accrued with respect to these securities and may have to dispose of Trust securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


     The Trust may invest in Deferred Payment Securities. Deferred Payment Securities are securities that remain Zero-Coupon Securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred Payment Securities are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

                            MANAGEMENT OF THE TRUST


Trustees

     The board of trustees provides broad oversight over the operations and affairs of the Trust and protects the interests of shareholders. The board of trustees has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Trust's business. The names and ages of the trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each trustee and other directorships or trusteeships they hold are shown below. The business address of the Trust, Highland and their board members and officers is Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240, unless otherwise specified below.


                                                                                        Number of
                                                                                      Portfolios in
                                                                                      Highland Fund        Other
                                     Term of Office                                      Complex      Directorships/
                       Position      and Length of       Principal Occupation(s)      Overseen by     Trusteeships
Name and Age           with Trust    Time Served(1)       During Past Five Years        Trustee(2)         Held
----------------- ---------------- ------------------- ---------------------------- ---------------- ---------------
                                                  INDEPENDENT TRUSTEES
Bryan A. Ward
  (Age 51)........     Trustee      3 years and        Senior Manager, Accenture,           12        None
                                    Trustee since      LLP since January 2002;
                                    May 19, 2006       Special Projects Advisor,
                                                       Accenture, LLP with
                                                       focus on the oil and
                                                       gas industry, September
                                                       1998 to December 2001.
Scott Kavanaugh
  (Age 45)........     Trustee      3 years and        Private Investor since               12        None
                                    Trustee since      February 2004. Sales
                                    May 19, 2006       Representative at Round Hill
                                                       Securities from March 2003
                                                       to January 2004; Executive
                                                       at Provident Funding
                                                       Mortgage Corporation,
                                                       February 2003 to July 2003;
                                                       Executive Vice President.
                                                       Director and CAO, Commercial
                                                       Capital Bank, January 2000
                                                       to February 2003;
                                                       Managing Principal and
                                                       Chief Operating
                                                       Officer, Financial
                                                       Institutional Partners
                                                       Mortgage Company and
                                                       the Managing Principal
                                                       and President of
                                                       Financial Institutional
                                                       Partners, LLC, (an
                                                       investment banking
                                                       firm), April 1998 to
                                                       February 2003.
James F. Leary
  (Age 76)........     Trustee      3 years and        Managing Director, Benefit           12        Board Member
                                    Trustee since      Capital Southwest, Inc., (a                    of Capstone
                                    May 19, 2006       financial consulting firm)                     Series Fund,
                                                       since January 1999.                            Inc. (3
                                                                                                      portfolios);
                                                                                                      Pacesetter/MVHC
                                                                                                      Inc. (small
                                                                                                      business
                                                                                                      investment
                                                                                                      company)
Timothy Hui
  (Age 58).......      Trustee      3 years and        Assistant Provost for                12        None
                                    Trustee since      Graduate Education since
                                    May 19, 2006       July 2004; Assistant Provost
                                                       for Educational Resources,
                                                       July 2001 to June 2004,
                                                       Philadelphia Biblical
                                                       University.



                                                   INTERESTED TRUSTEE



R. Joseph Dougherty                                                                                   None
  (Age 36)........     Trustee      3 years and        Senior Portfolio Manager of          12
                       and Senior   Trustee since      the Investment Adviser since
                       Vice         March 10,          2000.

                       President    2006




                                                      OFFICERS(3)

                                                  Term of Office and      Principal Occupation(s) During Past Five
    Name and Age          Position with Trust    Length of Time Served                       Years
-------------------- ------------------------- ------------------------- -----------------------------------------

James D. Dondero
  (Age 43)........        Chief Executive       Indefinite Term and       President and Director of Strand Advisors,
                          Officer and           Officer since May 19,     Inc., the General Partner of the
                          and President         2006                      Investment Adviser.
Mark Okada



  (Age 44)........        Executive Vice        Indefinite Term and       Officer of Strand Advisors, Inc., the
                          President             Officer since May 19,     General Partner of the Investment Adviser;
                                                2006                      Chief Investment Officer of the Investment
                                                                          Adviser.
R. Joseph Dougherty
  (Age 36)........        Senior Vice           Indefinite Term and       Senior Portfolio Manager of the Investment
                          President             Officer since May 19,     Adviser since 2000.
                                                2006
M. Jason Blackburn
  (Age 31)........        Chief Financial       Indefinite Term and       Assistant Controller of the Investment
                          Officer (Principal    Officer since May 19,     Adviser since November 2001; Accountant,
                          Accounting            2006                      KPMG LLP, September 1999 to October 2001.
                          Officer), Treasurer
                          and Secretary
Michael S. Minces
  (Age 31)........        Chief Compliance      Indefinite Term and       Chief Compliance Officer of the Investment
                          Officer               Officer since May 19,     Adviser since August 2004; Associate, Akin
                                                2006                      Gump Strauss Hauer & Feld LLP (law firm),
                                                                          October 2003 to August 2004; Associate,
                                                                          Skadden, Arps, Slate, Meagher & Flom LLP
                                                                          (law firm), October 2000 to March 2003.

----------
(1) After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Leary and Ward, as Class I Trustees, are expected to stand for re-election in 2007; Messrs. Hui and Kavanaugh, as Class II Trustees, are expected to stand for re-election in 2008; and Mr. Dougherty, the sole Class III Trustee, is expected to stand for re-election in 2009.

(2) The Highland Fund Complex consists of the following funds: Highland Distressed Opportunities, Inc., Highland Credit Strategies Fund, Highland Floating Rate Limited Liability Company, Highland Floating Rate Fund, Highland Floating Rate Advantage Fund, Highland Corporate Opportunities Fund, Restoration Opportunities Fund, Prospect Street High Income Portfolio Inc., Prospect Street Income Shares Inc., Highland Equity Opportunities Fund, Highland High Income Fund and Highland Income Fund (each a "Highland Fund" and collectively the "Highland Funds").

(3)  Each officer serves in the same capacity for each of the Highland Funds.


Compensation of Trustees

     The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the Highland organization receive no compensation from the Trust. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2007.


                                                                                Aggregate    Total Compensation from
                                                                              Compensation          the Trust
                                                                                from the        and Highland Fund
                                                                                 Trust             Complex(1)
                                                                              ------------- ------------------------
Name of Trustee
Interested Trustee
None.
Independent Trustees
Bryan A. Ward.............................................................    $   7,500      $              97,500
Scott F. Kavanaugh........................................................    $   7,500      $              97,500
James F. Leary............................................................    $   7,500      $              97,500
Timothy K. Hui............................................................    $   7,500      $              97,500
R. Joseph Dougherty.......................................................    $       0      $                   0
----------
(1)  Estimates the total compensation to be earned by that person during the calendar year ending December 31, 2007 from the registered investment companies advised by Highland.



Name of Trustee                                                               Dollar Range    Aggregate Dollar Range of


                                                                                                Equity Securities
                                                                                              Overseen by Trustees in
                                                                                of Equity         the Family of
                                                                               Securities     Registered Investment
                                                                               in the Trust          Companies
                                                                              ------------- ------------------------
Independent Trustees
  R. Joseph Dougherty.................................................             $0           $100,001 - 500,000

  Bryan A. Ward.......................................................             $0              $1 - 10,000
  Scott F. Kavanaugh..................................................             $0           $50,001 - 100,000
  James F. Leary......................................................             $0            $10,001 - 50,000
  Timothy K. Hui......................................................             $0              $1 - 10,0000
----------


Committees

     In connection with the board of trustee's responsibility for the overall management and supervision of the Trust's affairs, the trustees meet periodically throughout the year to oversee the Trust's activities, review contractual arrangements with service providers for the Trust and review the Trust's performance. To fulfill these duties, the Trust has four committees: an Audit Committee, a Nominating Committee, a Litigation Committee and a Qualified Legal Compliance Committee.


     The Audit Committee consists of Bryan Ward, Scott Kavanaugh, James Leary and Timothy Hui. The Audit Committee acts according to the Audit Committee charter. Scott Kavanaugh has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for (i) oversight of the Trust's accounting and financial reporting processes and the audits of the Trust's financial statements and (ii) providing assistance to the board of trustees of the Trust in connection with its oversight of the integrity of the Trust's financial statements, the Trust's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The board of trustees of the Trust has determined that the Trust has one audit committee financial expert serving on its Audit Committee, Mr. Leary, who is independent for the purpose of the definition of audit committee financial expert as applicable to the Trust.


     The Nominating Committee's function is to canvass, recruit, interview, solicit and nominate trustees. The Nominating Committee considers recommendations for nominees from shareholders sent to the Secretary of the Trust, Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of Messrs. Ward, Kavanaugh, Leary and Hui.


     The Litigation Committee's function is to seek to address any potential conflicts of interest between or among the Trust and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and the Investment Adviser or another client of the Investment Adviser. The Litigation Committee is comprised of Messrs. Ward, Kavanaugh, Leary and Hui.


     The Qualified Legal Compliance Committee (the "QLCC") is charged with compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the Commission on behalf of the Trust. The QLCC is comprised of Messrs. Ward, Kavanaugh, Leary and Hui.


     The Audit Committee met three times during its first full fiscal year of operation.


Proxy Voting Policies and Procedures

     The board of trustees of the Trust has delegated the voting of proxies for Trust securities to Highland pursuant to Highland's proxy voting policies and procedures. Under these policies and procedures, Highland will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of Highland's proxy voting policies and procedures is attached as Appendix B to this Statement of Additional Information. The Fund's proxy voting record for the most recent 12-month period ending December 31 will be available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Commission's web site (http://www.sec.gov).


Codes of Ethics

     The Trust and the Investment Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


Administration Services

     Pursuant to the Trust's administration services agreement, Highland will perform the following services: (i) prepare monthly security transaction listings; (ii) supply various normal and customary Trust statistical data as requested on an ongoing basis; (iii) prepare for execution and file the Trust's federal and state tax returns; prepare a fiscal tax provision in coordination with the annual audit; prepare an excise tax provision; and prepare all relevant 1099 calculations; (iv) coordinate contractual relationships and communications between the Trust and its contractual service providers; (v) coordinate printing of the Trust's annual and semi-annual shareholder reports; (vi) prepare income and capital gain distributions; (vii) prepare the semiannual and annual financial statements; (viii) monitor the Trust's compliance with Internal Revenue Code, Commission and prospectus requirements; (ix) prepare, coordinate with the Trust's counsel and coordinate the filing with the Commission: semi-annual reports on Form N-SAR and Form N-CSR; Form N-Q; and Form N-PX based upon information provided by the Trust, assist in the preparation of Forms 3, 4 and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the Investment Company Act for the officers and trustees of the Trust, such filings to be based on information provided by those persons; (x) assist in the preparation of notices of meetings of shareholders; (xi) assist in obtaining the fidelity bond and trustees' and officers'/errors and omissions insurance policies for the Trust in accordance with the requirements of Rule 17g-1 and 17d-1(d)(7) under the Investment Company Act as such bond and policies are approved by the Trust's board of trustees; (xii) monitor the Trust's assets to assure adequate fidelity bond coverage is maintained; (xiii) draft agendas and resolutions for quarterly and special board meetings; (xiv) coordinate the preparation, assembly and distribution of board materials; (xv) attend board meetings and draft minutes thereof; (xvi) maintain the Trust's calendar to assure compliance with various filing and board approval deadlines; (xvii) furnish the Trust office space in the offices of Highland, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs and investments of the Trust; (xviii) assist the Trust in the handling of SEC examinations and responses thereto; (xix) perform clerical, bookkeeping and all other administrative services not provided by the Trust's other service providers;
(xx) determine or oversee the determination and publication of the Trust's net asset value in accordance with the Trust's policy as adopted from time to time by the Board of Trustees; (xxi) oversee the maintenance by the Trust's custodian and transfer agent and dividend disbursing agent of certain books and records of the Trust as required under Rule 31a-1(b)(2)(iv) of the Investment Company Act and maintain (or oversee maintenance by such other persons as approved by the board of trustees) such other books and records required by law or for the proper operation of the Trust; (xxii) prepare such information and reports as may be required by any stock exchange or exchanges on which the Trust's shares are listed; (xxiii) determine the amounts available for distribution as dividends and distributions to be paid by the Trust to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Trust's dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Trust's dividend reinvestment plan; (xxiv) serve as liaison between the Trust and each of its service providers; and (xxv) perform such additional administrative duties relating to the administration of the Trust as may subsequently be agreed upon in writing between the Trust and Highland. Highland shall have the authority to engage a sub-administrator in connection with the administrative services of the Trust, which sub-administrator may be an affiliate of Highland; provided, however, that Highland shall remain responsible to the Trust with respect to its duties and obligations set forth in the administration services agreement.


Portfolio Managers

     The portfolio managers of the Trust are Kurtis Plumer, James Dondero and Mark Okada.


     As of February 28, 2007, Kurtis Plumer managed the following client accounts:



                                                                Number                    Number of        Assets
                                                                 of        Assets of       Accounts    Subject to a
Type of Account                                                Accounts     Accounts    Subject to a   Performance
---------------                                                --------- -------------


                                                                                         Performance        Fee
                                                                                             Fee       ---------------
                                                                                        -------------

Registered Investment Companies..............................     2      $ 1,084 million      1        $    79 million
Other Pooled Investment Vehicles.............................     5      $ 4,314 million      3        $ 3,762 million
Other Accounts...............................................     0      $             0      0        $             0


     As of February 28, 2007, James Dondero managed the following client accounts:


                                                                                          Number of
                                                                                           Accounts        Assets
                                                                Number                  Subject to a   Subject to a
                                                                  of       Assets of    Performance    Performance
Type of Account                                                Accounts     Accounts         Fee            Fee
---------------                                                --------- ------------- -------------  ---------------
Registered Investment Companies..............................     3      $ 1,090million       1        $   79 million
Other Pooled Investment Vehicles.............................     10     $ 9,159million       9        $9,109 million
Other Accounts...............................................     0      $            0       0        $            0


     As of February 28, 2007, Mark Okada managed the following client accounts:


                                                                                          Number of
                                                                                           Accounts        Assets
                                                               Number                   Subject to a   Subject to a
                                                                  of       Assets of    Performance    Performance
Type of Account                                                Accounts     Accounts         Fee            Fee
---------------                                                --------- ------------- -------------  ---------------
Registered Investment Companies..............................     11     $8,063 million       0        $    0 million
Other Pooled Investment Vehicles.............................     29     $20,564 million      23       $18,764 million
Other Accounts...............................................     0      $            0       0        $            0


     The Investment Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Investment Adviser furnishes advisory services to numerous clients in addition to the Trust, and the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to the Investment Adviser, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust. In addition, the Investment Adviser, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Investment Adviser recommends to the Trust. Actions with respect to securities of the same kind may be the same as or different from the action which the Investment Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Investment Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Investment Adviser's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which the Investment Adviser or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Investment Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.


     The Investment Adviser, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Investment Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Trust. As a result, the Investment Adviser will face conflicts in the allocation of investment opportunities to the Trust and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Trust and such other clients or may involve a rotation of opportunities among the Trust and such other clients.


     While the Investment Adviser does not believe there will be frequent conflicts of interest, if any, the Investment Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Investment Adviser's fiduciary obligations to the Trust and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Trust and such other clients. An investment opportunity that is suitable for multiple clients of the Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the Investment Company Act. There can be no assurance that the Investment Adviser's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Trust. Not all conflicts of interest can be expected to be resolved in favor of the Trust.


     Under current Commission regulations, the Trust may be prohibited from co-investing with any unregistered fund managed now or in the future by the Investment Adviser in certain private placements in which the Investment Adviser negotiates non-pricing terms. The Trust intends to file for exemptive relief from the Commission to enable it to co-invest with other unregistered funds managed by the Investment Adviser.


Compensation

     The Investment Adviser's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers' underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by the Investment Adviser such as Option It Plan and the Long-Term Incentive Plan.


Base Compensation

     Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.


Discretionary Compensation

     In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:


     Option It Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of Highland so as to promote the success of the Highland.

     Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland through the use of Long-Term Incentive Units.


     Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.


Securities Ownership of Portfolio Managers

     The Trust is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Trust.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE


     In placing portfolio transactions for the Trust, the Investment Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Investment Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Investment Adviser may be a party. Neither the Trust nor the Investment Adviser has adopted a formula for allocation of the Trust's investment transaction business. The Investment Adviser has access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Trust than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. The Investment Adviser, therefore, is authorized to place orders for the purchase and sale of securities for the Trust with such brokers, subject to review by the Trust's board of trustees from time to time with respect to the extent and continuation of this practice. The services provided by such brokers may be useful or beneficial to the Investment Adviser in connection with its services to other clients.


     On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.


                          REPURCHASE OF COMMON SHARES


     The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.


     Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding or there are outstanding borrowings, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (i) all accrued Preferred Shares dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.


     Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.


     Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust), or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.


     The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.


     Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.


                                  TAX MATTERS


     The following discussion summarizes certain U.S. federal income tax considerations affecting the Trust and the purchase, ownership and disposition of the Trust's Common and Preferred Shares by shareholders that are U.S. persons, as defined for U.S. federal income tax purposes. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Trust and its shareholders (including non-U.S. Shareholders owning large positions in the Trust and others subject to special treatment under U.S. federal income tax law).

     The discussions set forth herein and in the prospectus do not constitute tax advice, and you are urged to consult with your own tax advisor to determine the specific U.S. federal, state, local and foreign tax consequences to you of investing in the Trust.


Taxation of the Trust

     The Trust intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Trust must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:


     (i) The Trust must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in "qualified publicly traded partnerships" (as defined in the Code).

     (ii) The Trust must diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the market value of the Trust's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of: (I) any one issuer, (II) any two or more issuers that the Trust controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code).


     As a regulated investment company, the Trust generally will not be subject to U.S. federal income tax on income and gains that the Trust distributes to its shareholders, provided that it distributes each taxable year at least the sum of: (i) 90% of the Trust's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Trust's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust intends to distribute substantially all of such income each year. The Trust will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.


     The Code imposes a 4% nondeductible excise tax on the Trust to the extent the Trust does not distribute by the end of any calendar year at least the sum of: (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Trust will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.


     If, for any taxable year, the Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Trust's current or accumulated earnings and profits. Provided that shareholders satisfy certain holding period and other requirements with respect to their common shares, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of shareholders taxed as corporations. The Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Trust fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Trust fails to qualify as a regulated investment company for a period greater than one taxable year, the Trust may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Trust had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.


Taxation of the Trust's Investments

     Certain of the Trust's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower-taxed, long-term capital gain into higher-taxed, short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Trust to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur or (viii) adversely alter the characterization of certain complex financial transactions.


     If the Trust purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), the Trust may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such common shares even if such income is distributed as a taxable dividend by the Trust to the shareholders. Additional charges in the nature of interest may be imposed on the Trust in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Trust to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not be qualified dividend income.


     If the Trust invests in the shares of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Trust, such as investments in debt securities that have original issue discount, the Trust could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Trust and therefore would be subject to the distribution requirements of the Code. This might prevent the Trust from distributing 90% of its net investment income as is required in order to avoid Trust-level U.S. federal income taxation on all of its income, or might prevent the Trust from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Trust may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.


     Dividend, interest and other income received by the Trust from investments outside the United States may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the United States and other countries may reduce or eliminate such taxes. The Trust does not expect that it will be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a Trust will reduce the return from the Trust's investments.


Taxation of Shareholders

     The Trust will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Trust will be subject to corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Trust expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom: (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and
(iii) will increase its basis in its common shares of the Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.


     Distributions paid to you by the Trust from its net realized long-term capital gains, if any, that the Trust designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your Common and Preferred Shares. All other dividends paid to you by the Trust (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income. The Trust does not expect that a corporate shareholder will be able to claim a dividends received deduction with respect to any significant portion of the Trust distributions.


     Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive from the Trust generally will be eligible for taxation at the rates applicable to long-term capital gains to the extent that: (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Trust, (ii) the Trust satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common and Preferred Shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. In general, you may include as qualified dividend income only that portion of the dividends that may be and are so designated by the Trust as qualified dividend income; however, the Trust does not expect that a significant portion of its ordinary income dividends will be treated as qualified dividend income.


     Any distributions that you receive that are in excess of the Trust's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common and Preferred Shares, and thereafter as capital gain from the sale of Common and Preferred Shares. The amount of any Trust distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common and Preferred Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common and Preferred Shares.


     For holders of Common Shares that participate in the Trust's Automatic Dividend Reinvestment Plan, dividends and other taxable distributions are taxable to you even if they are reinvested in additional Common Shares of the Trust. Dividends and other distributions paid by the Trust are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.


     For holders of the Trust's Preferred Shares, the Trust believes that its Preferred Shares will constitute equity for federal income tax purposes, and thus distributions with respect to its Preferred Shares (other than distributions in redemption of such shares subject to Section 302(b) of the
Code) will generally constitute dividends to the extent of our current or accumulated earnings and profits allocable to such shares, as calculated for federal income tax purposes. During any taxable year in which Preferred Shares are outstanding, the Trust intends to allocate in such year capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its Common Shares and Preferred Shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such year.


     The price of Common and Preferred Shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase Common and Preferred Shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.


     The Trust will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Trust. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.


     If you sell or otherwise dispose of Common and Preferred Shares of the Trust (including by exchanging them for Common and Preferred Shares of another fund), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such common shares of the Trust and the amount you receive upon disposition of such Common and Preferred Shares. If you hold your common shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common and Preferred Shares. Any loss you realize on a sale or exchange of common shares will be disallowed if you acquire other Common and Preferred Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common and Preferred Shares. In such case, your tax basis in the Common and Preferred Shares acquired will be adjusted to reflect the disallowed loss.


     Current federal income tax laws tax both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2010 (20% thereafter, unless changed by future legislation).


     Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisors.


     The Trust may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a shareholder who fails to provide the Trust (or its agent) with the shareholder's correct taxpayer identification number (in the case of an individual, generally, such individual's social security number) or to make the required certification, or who has been notified by the IRS that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.


                                    EXPERTS


     The Statement of Assets and Liabilities of the Trust as of [ ], 2007 and related Statement of Operations and Statement of Changes in Net Assets for the period June 1, 2006 (commencement of operations) to [ ], 2007 appearing in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP, located at 2001 Ross Avenue, Suite 1800, Dallas, Texas 75201 provides accounting and auditing services to the Trust.


                            ADDITIONAL INFORMATION


     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                             FINANCIAL STATEMENTS


     The Financial Statements and the independent registered public accounting firms reports thereon, appearing in the Trust's quarterly shareholder report for the period ended March 31, 2007 are incorporated by reference in this SAI. The Trusts annual and semi-annual (unaudited) shareholder reports are available upon request and without charge by writing to the Trust at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 or by calling (877) 665-1287.

                                  APPENDIX A


                            RATINGS OF INVESTMENTS


     Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:


ISSUE CREDIT RATING DEFINITIONS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.


     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper, are considered short-term. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.


Long-Term Issue Credit Ratings

     Issue credit ratings are based, in varying degrees, on the following considerations:

               o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

               o  Nature of and provisions of the obligation; and

               o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.


AAA

     An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

     An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A

     An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB

     An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, and C

     Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


     An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B

     An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC

     An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC

     An obligation rated "CC" is currently highly vulnerable to nonpayment.


C

     A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

     An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Plus (+) or minus (--)

     The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (--) sign to show relative standing within the major rating categories.


NR

     This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


Short-Term Issue Credit Ratings

A-1

     A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


A-2

     A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


A-3

     A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


B

     A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B-1

     A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


B-3

     A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


C

     A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D

     A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i

     This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.


L

     Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.


P

     This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.


pi

     Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

     The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


Preliminary

     Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

o Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor `s reserves the right not to issue a final rating.

o             Preliminary ratings are assigned to Rule 415 Shelf
              Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t

     This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.


Inactive Qualifiers (No longer applied or outstanding)

*

     This symbol indicated continuance of the ratings is contingent upon Standard & Poor `s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.


c

     This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.


q

     A "q" subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.


r

     The "r" modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an "r" modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the "r" modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

     Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:


Long-Term Obligation Ratings

     Moody's long-term obligation ratings are opinions of the relative credit risk of a fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.


Moody's Long-Term Rating Definitions:

Aaa

     Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


Aa

     Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A

     Obligations rated A are considered upper medium-grade and are subject to low credit risk.


Baa

     Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


Ba

     Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B

     Obligations rated B are considered speculative and are subject to high credit risk.


Caa

     Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.


Ca

     Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C

     Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

     Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

               o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

               o  Notes allowing for negative coupons, or negative principal

               o Notes containing any provision that could obligate the investor to make any additional payments

               o  Notes containing provisions that subordinate the claim.


     For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.


     For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.


     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.


Short-Term Ratings:

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.


     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:


P-1

     Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.


P-2

     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


P-3

     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


NP

     Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

B

                                  APPENDIX B


                     PROXY VOTING POLICIES AND PROCEDURES

                       HIGHLAND CAPITAL MANAGEMENT, L.P.


                              PROXY VOTING POLICY


1.       Application; General Principles


     1.1 This proxy voting policy (the "Policy") applies to securities held in Client accounts as to which the above-captioned investment adviser (the "Company") has voting authority, directly or indirectly. Indirect voting authority exists where the Company's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.


     1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client's best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.       Voting; Procedures




     2.1 Monitoring. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.


     2.2   Voting.


           2.2.1. Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager(s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.



           2.2.2 If a proxy relates to a security held in a registered investment company or business development company ("Retail Fund") portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund's Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.



     2.3 Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company's Compliance Department prior to causing the proxy to be voted.



           2.3.1. For a security held by Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund's Board of Directors. The Company's determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.



           2.3.2 For a security held by an unregistered investment company, such as a hedge fund and structured products ("Non-Retail Funds"), where a material conflict of interest has been identified the Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.

     2.4 Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client's overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.




     2.5 Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.



     2.6 Certification. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.


3.       Conflicts of Interest


     3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:


           3.1.1 The issuer is a Client of the Company accounting for more than 5% of the Company's annual revenues.

           3.1.2 The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company's next two full fiscal years.


           3.1.3 The issuer is an entity which a "Covered Person" (as defined in the Retail Funds' and the Company's Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule17j-1 of the Investment Company Act of 1940, as amended (each, a "Code of Ethics")) has a beneficial interest contrary to the position held by the Company on behalf of Clients.



           3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative(1) of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company's last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.



           3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company's next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).



           3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client's securities on a particular matter in a particular way.



           3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.


--------

(1) For the purposes of this Policy, "relative" includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person's home.

           3.1.8 Any other circumstance where the Company's duty to serve its Clients' interests, typically referred to as its "duty of loyalty," could be compromised.


     3.2   Notwithstanding the foregoing, a conflict of interest described in
Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

           3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the Client's holdings with the Company.

           3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.       Recordkeeping and Retention

     4.1 The Company shall retain records relating to the voting of proxies, including:


           4.1.1    Copies of this Policy and any amendments thereto.


           4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.

           4.1.3 Records of each vote cast by the Company on behalf of Clients.

           4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

           4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

     4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

     4.3 The Company may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).


     4.4 Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds' Boards of Directors and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.



Revised: February 22, 2007

                                    Part C


                               Other Information


Item 25.   Financial Statements And Exhibits

Financial Statements


Part A -- Financial Highlights. (Incorporated by reference from the Trust's Quarterly Report for the period ended March 31, 2007).




Part B -- Report of Independent Registered Public Accountants. (Incorporated by reference from the Trust's Quarterly Report for the period ended March 31,
2007).


EXHIBITS

               (a)        Agreement and Declaration of Trust(1)

               (b)        By-Laws(1)

               (c)        Not applicable

               (d)        Form of Specimen Certificate(1)

               (e)        Form of Dividend Reinvestment Plan(1)

               (f)        Not applicable

               (g)        Form of Investment Advisory Agreement(1)

               (h)        Form of Underwriting Agreement(1)

               (i)        Not applicable

               (j)        Form of Custodian Services Agreement(1)

            (k)(1)        Form of Transfer Agency Services Agreement(1)

            (k)(2)        Form of Administration Services Agreement(1)

            (k)(3)        Form of Sub-Administration Services Agreement(1)

            (k)(4)        Form of Accounting Services Agreement(1)

            (k)(5)        Form of Marketing and Structuring Fee Agreement(1)

               (l)        Opinion and Consent of Counsel to the Trust

               (m)        Not applicable

               (n)        Independent Registered Public Accounting Firm Consent

               (o)        Not applicable

               (p)        Subscription Agreement(1)

               (q)        Not applicable

            (r)(1)        Code of Ethics of the Trust(1)

            (r)(2)        Code of Ethics of the Investment Adviser(1)


               (s)        Powers of Attorney(2)



(1) Incorporated by reference from the final Pre-Effective Amendment No. 6 to the Trust's Registration Statement on Form N-2, filed on June 21, 2006.


(2)  Filed herewith.


Item 26.   Marketing Arrangements

Not applicable.


Item 27.   Other Expenses Of Issuance And Distribution

Not applicable.


Item 28.   Persons Controlled By Or under Common Control With The Registrant

None.

Item 29.   Number Of Holders Of Shares

As of December 31, 2006

                                                                       Number Of

Title Of Class                                                    Record Holders

Preferred Shares of Beneficial Interest
                                                                          0

Common Shares of Beneficial Interest                             34,511,355


Item 30.   Indemnification

Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

    5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

    5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
    (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses
    (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

    (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

    (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
    (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

    (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

    (e) Subject to any limitations provided by the Investment Company Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the trustees.

    5.3 No Bond Required of Trustees. No trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

    5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The trustees may maintain insurance for the protection of the Trust Property, its Shareholders, trustees, officers, employees and agents in such amount as the trustees shall deem adequate to cover possible tort liability, and such other insurance as the trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

    5.5 Reliance on Experts, etc. Each trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a trustee.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, may be permitted to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue. Reference is made to Section 8 of the underwriting agreement attached as Exhibit (h), which is incorporated herein by reference and discusses the rights, responsibilities and limitations with respect to indemnity and contribution.


Item 31.   Business And Other Connections Of Investment Advisor

Highland Capital Management, L.P. has not engaged in any other substantial business since January 1, 2003 other than that disclosed under "Management of the Trust" in each of the prospectus and the Statement of Additional Information. Information as to other businesses, professions, vocations or employment of a substantial nature engaged in by each partner and executive officer of Highland Capital Management, L.P. is set forth in its Form ADV, as filed on the Commission's website (File No. 801-54874) and is incorporated herein by reference.

Item 32.   Location Of Accounts And Records

The Trust's accounts, books and other documents are currently located at the offices of the Registrant, c/o Highland Capital Management, L.P., Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 and at the offices of the Registrant's Custodian and Transfer Agent.

Item 33.   Management Services

Not Applicable.

Item 34.   Undertakings

(1) The Trust hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)  Not applicable.

(3)  Not applicable.




(4)  The Registrant hereby undertakes:

     (a) to file, during any period in which offers or sales are made, a post-effective amendment to the registration statement:

          (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

          (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

     (c) to remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.



(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and State of Texas, on the 19th day of June, 2007.


                                           /s/ James D. Dondero*

                                           James D. Dondero

                                           Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the day of June 19, 2007.

Name                                            Title


/s/ R. Joseph Dougherty* Trustee
R. Joseph Dougherty

/s/ Timothy Hui*                                Trustee
Timothy Hui

/s/ Scott Kavanaugh*                            Trustee
Scott Kavanaugh

/s/ James Leary*                                Trustee
James Leary

/s/ Bryan Ward*                                 Trustee
Bryan Ward

/s/ James D. Dondero*                           Chief Executive Officer
James D. Dondero                                and President

/s/ M. Jason Blackburn                          Chief Financial Officer
M. Jason Blackburn                              (Principal Accounting Officer),
                                                Treasurer and Secretary



*By:         /s/ M. Jason Blackburn

             M. Jason Blackburn
             Attorney-in-Fact
             June 19, 2007